UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Deﬁnitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

FIRST NORTHWEST BANCORP

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(Name of person(s) ﬁling proxy statement, if other than the registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April __, 2026

Curt Queyrouze President and Chief Executive Officer

Dear Fellow Shareholders:

On behalf of the Board of Directors and management of First Northwest Bancorp, you are invited to join us for the 2026 Annual Meeting of Shareholders. The meeting will take place in person at 4:00 p.m. (Pacific Time) on Tuesday, May 19, 2026, at Field Arts and Events Hall, 201 W. Front Street, Port Angeles, Washington 98362.

The enclosed Proxy Statement details the proposals for shareholder consideration at this year’s Annual Meeting of Shareholders. We encourage you to participate in this important event, where the Board of Directors and management team will share insights on current operations and provide a forum for your questions and feedback. Regardless of whether you can attend, your vote matters. To ensure your shares are represented, please submit your proxy promptly (1) by voting online, (2) by calling the designated phone number, or (3) if you received paper materials by mail, by signing, dating, and returning the enclosed proxy card or voting instruction form in the envelope provided for your convenience.

Last year First Northwest navigated an important transition and emerged with a renewed focus on solidifying core earnings, creating greater efficiency across the organization, and committed to data-driven decision-making. These changes go beyond operations. They reflect our mission to improve the lives of those we serve. By building a stronger foundation and enhancing our ability to deliver value, we reinforced our commitment to our shareholders, customers, and communities.

Thank you for your trust and support. We look forward to sharing our progress and hearing your feedback at the Annual Meeting.

Sincerely,

Curt Queyrouze President and Chief Executive Officer

NOTICE OF ANNUAL MEETING

The Board of Directors of First Northwest Bancorp (the “Board”) is distributing this Proxy Statement to solicit proxies from our shareholders for use at our 2026 Annual Meeting of Shareholders. We first provided electronic access to this Proxy Statement, a form of proxy card, and our Annual Report to our shareholders on or about April __, 2026. This year’s Annual Meeting will be in person. You will be able to attend and participate in the Annual Meeting at the time, date, and location shown below.

Meeting Date: May 19, 2026 Meeting Time: 4:00 p.m. (Pacific Time) Record Date: March 20, 2026	Meeting Location: Field Arts and Events Hall 201 W. Front Street Port Angeles, Washington 98362

ANNUAL MEETING BUSINESS

PROPOSAL 1: Election of nine directors to serve a one-year term;

PROPOSAL 2: Approval of the Second Amended and Restated Articles of Incorporation of First Northwest Bancorp to, among other things, remove supermajority voting provisions and permit removal of directors by the shareholders with or without cause;

PROPOSAL 3: Approval of the Amended and Restated 2020 Equity Incentive Plan;

PROPOSAL 4: An advisory (non-binding) vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement; and

PROPOSAL 5: Ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the year ending December 31, 2026.

YOUR VOTE IS IMPORTANT. We urge you to read this Proxy Statement carefully. Whether or not you plan to attend the Annual Meeting, we urge you to vote promptly through the Internet, by telephone, or by mail. This will ensure the presence of a quorum at the meeting. For instructions on voting, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail. You can also request to receive proxy materials by mail or e-mail. Promptly voting your shares via the Internet; by telephone; or by signing, dating, and returning the proxy card or voting instruction form helps avoid the expense of additional solicitation. If you are a shareholder of record and vote at the Annual Meeting, your proxy will not be used.

By Order of the Board of Directors

Allison R. Mahaney, EVP

Chief Legal Counsel / Corporate Secretary

Port Angeles, Washington

April __, 2026

The information provided in this Proxy Statement relates to First Northwest Bancorp and its wholly owned subsidiary, First Fed Bank. First Northwest Bancorp may also be referred to as “First Northwest,” and First Fed Bank may also be referred to as “First Fed” or the “Bank.” References to “we,” “us,” and “our” refer to First Northwest and, as the context requires, First Fed.

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement and does not contain all the information you should consider before casting your vote. Please read this entire Proxy Statement carefully before voting. On or about April __, 2026, we provided electronic access to our proxy materials and mailed to our shareholders the Notice of Availability of Proxy Materials, which contains instructions on how to access the Proxy Statement and our Annual Report via the Internet and how to vote online.

Information About the Annual Meeting	DATE Tuesday, May 19, 2026	TIME 4:00 p.m. (Pacific Time)	LOCATION 201 W. Front Street Port Angeles, Washington 98362

How to Vote	BY INTERNET Vote your shares at www.proxydocs.com/FNWB	BY PHONE Call toll-free number at 1-866-256-0967	BY MAIL Mark, sign, and date your proxy card in the enclosed envelope

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

At the meeting, you will be asked to consider and vote upon the following proposals:

MATTER		BOARD VOTE RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
Proposal 1	Election of nine directors to serve a one-year term;	FOR each nominee	4
Proposal 2	Approval of the Second Amended and Restated Articles of Incorporation of First Northwest Bancorp to, among other changes, remove supermajority voting provisions and permit removal of directors by the shareholders with or without cause;	FOR	25
Proposal 3	Approval of the Amended and Restated 2020 Equity Incentive Plan;	FOR	26
Proposal 4	An advisory (non-binding) vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement; and	FOR	33
Proposal 5	Ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the year ending December 31, 2026.	FOR	35

BOARD NOMINEES

NAME	GENDER	YEAR FIRST ELECTED OR APPOINTED DIRECTOR
Sherilyn G. Anderson	Female	2020
Johanna A. Bartee	Female	2025
Dana D. Behar	Male	2015
Sean P. Brennan	Male	2024
Diane C. Davis	Female	2025
Cindy H. Finnie	Female	2012[1]
Gabriel S. Galanda	Male	2021
Curt T. Queyrouze	Male	2025
Lynn A. Terwoerds	Female	2023
[1] Years prior to 2015 include service on Board of Directors of First Fed.

PRINCIPAL SHAREHOLDERS

Persons and groups beneficially owning more than five percent of First Northwest’s outstanding shares of common stock (“5% Beneficial Owners”) are required to file reports with the Securities and Exchange Commission (the “SEC”) disclosing their ownership. The following table lists all 5% Beneficial Owners known to management as of the record date for the Annual Meeting, March 20, 2026 (the “Record Date”):

NAME AND ADDRESS	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENT OF SHARES OUTSTANDING (%)

Fourthstone LLC 575 Maryville Centre Drive, Suite 110 St. Louis, Missouri 63141	939,429[1]	9.89
First Northwest Bancorp Employee Stock Ownership Plan 105 W. Eighth Street Port Angeles, Washington 98362	908,782[2]	9.57
FMR LLC 245 Summer Street Boston, Massachusetts 02110	749,532[3]	7.89
[1]	Based solely on information contained in the Form 13F filed on February 13, 2026, reporting investment discretion as to all shares by Fourthstone LLC.
[2]

As of September 30, 2024, the employee stock ownership plan (“ESOP”) had sole voting power as to 608,855 shares, shared voting power as to 299,927 shares, and shared dispositive power as to 908,782 shares. The ESOP provides for pass-through voting as to shares allocated to ESOP participants. The trustee for the ESOP will vote all shares as to which participants have not provided voting instructions in the same proportions as the shares as to which the trustee received timely instructions from participants.

[3]	Based solely on information contained in the Form 13G filed on February 5, 2026, reporting sole voting and dispositive power as to all shares by FMR LLC.

BENEFICIAL OWNERSHIP
BY DIRECTORS AND NAMED EXECUTIVE OFFICERS

The following table sets forth information, as of the Record Date, regarding share ownership of our directors, each executive officer of First Northwest or First Fed named in the Summary Compensation Table appearing under “Executive Compensation” below (referred to as “named executive officers”), and all current directors and executive officers of First Northwest and First Fed as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In accordance with Rule 13d-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting or dispositive power with respect to those shares. Therefore, the table below includes shares held by spouses, by other immediate family members in trust, in retirement accounts or funds for the benefit of the named individuals, and in the ESOP and our qualified, tax-exempt savings plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”) (such plan, the “401(k) Plan”).

As of the Record Date, there were 9,499,300 shares of First Northwest common stock outstanding. The address of each of the beneficial owners named in the table below is c/o First Northwest Bancorp, 105 W. 8th Street, Port Angeles, Washington 98362.

NAME	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENT OF SHARES OUTSTANDING (%)
Directors
Sherilyn G. Anderson	15,044[1]	*
Johanna A. Bartee	9,608[2]	*
Dana D. Behar	140,219[3]	1.48%
Sean P. Brennan	15,106[4]	*
Diane C. Davis	9,575[5]	*
Cindy H. Finnie	41,881[6]	*
Gabriel S. Galanda	12,566[7]	*
Lynn A. Terwoerds	13,594[8]	*

Named Executive Officers
Geraldine L. Bullard	30,846[9]	*
Matthew P. Deines	111,522	*
David B. Edelstein	24,529[10]	*
Kyle D. Henderson	30,658[11]	*
Christopher J. Riffle	36,035[12]	*
Curt T. Queyrouze**	54,770[13]	*
All current directors and executive officers as a group (14 persons)	393,551[14]	4.14%
*	Less than one percent of shares outstanding.
**	Mr. Queyrouze is also a Director of First Northwest.

[1]	Includes 2,533 shares of restricted stock as to which Ms. Anderson has voting power.
[2]	Includes 5,714 shares of restricted stock as to which Ms. Bartee has voting power.
[3]	Includes 19,852 shares held jointly with spouse and 2,533 shares of restricted stock as to which Mr. Behar has voting power.
[4]	Includes 5,633 shares of restricted stock as to which Mr. Brennan has voting power.
[5]	Includes 9,575 shares of restricted stock as to which Ms. Davis has voting power.
[6]	Includes 2,533 shares of restricted stock as to which Ms. Finnie has voting power.
[7]	Includes 2,533 shares of restricted stock as to which Mr. Galanda has voting power.
[8]	Includes 2,533 shares of restricted stock as to which Ms. Terwoerds has voting power.
[9]	Includes 7,500 shares of restricted stock as to which Ms. Bullard and 3,374 shares held in the ESOP.
[10]	Includes 12,273 shares of time-based restricted stock and 8,419 shares of performance-based restricted stock as to which Mr. Edelstein has voting power
[11]	Includes 11,775 shares of time-based restricted stock and 10,012 shares of performance-based restricted stock as to which Mr. Henderson has voting power as well as 387 shares held in the ESOP.
[12]	Includes 6,813 shares held in the ESOP to which Mr. Riffle has voting power.
[13]	Includes 54,770 shares of restricted stock as to which Mr. Queyrouze has voting power.
[14]

Includes a total of 21,019 shares of time-based restricted stock and 4,982 shares of performance-based restricted stock as to which two additional current executive officers have voting power, as well as 2,359 units in the ESOP for their account. Units consist of shares of First Northwest common stock and a liquidity cash component.

PROPOSAL 1:

ELECTION OF DIRECTORS

Our Board of Directors (the “Board”) consists of nine members, each of whom has been nominated for election at the Annual Meeting. The table below sets forth information regarding each nominee for director. All nominees are also directors of First Fed.

The Nominating and Corporate Governance Committee of the Board selects nominees for election as directors and presents its nominees to the Board for consideration. All nominees currently serve as First Northwest directors. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. It is intended that the proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting for the election of the nominees identified in the table below. If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

Directors are elected by a plurality of the votes cast, individually or by proxy, at the Annual Meeting by holders of First Northwest common stock. Accordingly, the nine nominees for election as directors who receive the highest number of votes cast will be elected. Our Articles of Incorporation do not permit shareholders to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nine nominees receiving the greatest number of votes will be elected.

NAME	GENDER	AGE AS OF DECEMBER 31, 2025	YEAR FIRST ELECTED OR APPOINTED DIRECTOR
Sherilyn G. Anderson	Female	66	2020
Johanna A. Bartee	Female	44	2025
Dana D. Behar	Male	63	2015
Sean P. Brennan	Male	63	2024
Diane C. Davis	Female	58	2025
Cindy H. Finnie	Female	75	2012[1]
Gabriel S. Galanda	Male	49	2021
Curt T. Queyrouze	Male	64	2025
Lynn A. Terwoerds	Female	61	2023
1	Service prior to 2015 was on the Board of Directors of First Fed.

The Board of Directors unanimously recommends a vote FOR the election of all directors.

ELECTION OF DIRECTORS

INFORMATION REGARDING NOMINEES FOR ELECTION

The Board of Directors has nominated the individuals listed below for election at the Annual Meeting. In evaluating nominees, the Nominating and Corporate Governance Committee considers a range of factors, including each nominee’s experience, qualifications, skills, integrity, and ability to contribute to the effective oversight of First Northwest.

The following table summarizes the individual experience, qualifications, and skills self‑identified by each nominee and considered by the Nominating and Corporate Governance Committee in connection with its director nominations. The absence of any particular attribute does not imply that a nominee lacks that experience, qualification, or skill. Additional information regarding each nominee’s principal occupation and business experience is provided below.

Corporate Strategy Experience developing and executing long-term strategic plans to encourage innovation and growth.
Financial Industry Financial services or related industry experience and knowledge of key customers and/or associated risks.
Financial Acumen Experience or expertise in financial accounting or financial management of a major organization.
Highly Regulated Industry Experience in a highly regulated industry, such as financial services, gaming, healthcare, etc.
Risk Management Experience assessing and mitigating significant industry or business-related risk across an enterprise.
Public Company Past or present board member or executive of another publicly traded company.
Leadership Past or present executive officer experience.
Operations Management Experience or expertise in managing the operations of a business or major organization.
Technology Understanding of information technology systems, system development, and/or information security.
Corporate Finance Experience in corporate finance, capital markets, and/or major transactions.

The principal occupation and other business experience of each director nominee during at least the past five years are described below.

ELECTION OF DIRECTORS

Sherilyn G. Anderson Age: 66 Director since: 2020 Committees: • Audit • Compensation (Chair) • Executive

Sherilyn G. Anderson is Vice Chair of the Board and Chair of the Compensation Committee. She is also a member of and chair of the audit committee of the board of Venerable Variable Insurance Trust. She served as CFO of Betacom Incorporated until she retired in August 2022. Betacom delivers dynamic, turnkey solutions to help mobile network operators plan, design, build, upgrade, and manage their networks. Prior to joining Betacom in February 2021, Ms. Anderson was the CFO of glassybaby, a Seattle-based producer and nationwide retailer of hand-blown glassware, and a pioneer in social venture enterprise, from October 2017 to June 2020. During her 20-year investment banking career, Ms. Anderson led over $6 billion of capital market transactions and over $1 billion of bank credit transactions on behalf of governmental entities.

Director Qualifications: Ms. Anderson served as Director at Wells Fargo Securities from May 2012 to August 2017 and as Vice President and Director in public finance at UBS, successfully creating and growing both companies’ public finance investment banking practices on the West Coast. She brings substantial experience in financing transactions to the Board. She serves on the Board and is a member of the Finance Committee, of the Pacific Science Center, a nonprofit science museum in Seattle, and as Treasurer of the Vice President of Membership of the Washington chapter of the International Women’s Forum. Ms. Anderson holds an MBA from Harvard Business School, and a B.S in industrial engineering from Stanford University.

Johanna A. Bartee Age: 44 Director since: 2025 Committees: • Compensation • Loan and Asset Quality (FF) • Nom and Corp Governance

Johanna A. Bartee is the Executive Director of JST Capital, a Native Community Development Financial Institution and nonprofit revolving loan fund, serving the North Olympic Peninsula. Prior to her founding JST Capital in 2018, she worked for Banc of California as a Financial Institutions Relationship Manager. Before moving back to the West Coast, she worked for Nomura Securities as an Investment Banker. She served as an Associate in the acquisitions and leveraged finance group, involved in several multibillion-dollar transactions. She also worked in Business Development and Strategic Planning for the Investment Banking Division. Before moving to New York City, Ms. Bartee worked for a Department of Defense contractor as an Account Manager in Honolulu Hawaii, selling and executing over $100 million in communications and IT security projects across Asia and the Pacific.

Director Qualifications: Ms. Bartee’s professional experience includes banking, finance, real estate, and sales. She is also active in volunteer work involving numerous economic development initiatives. She serves on the Board of the Clallam County Opportunity Fund, reviewing applications and advising County Commissioners on strategies and use of funds. She also serves on the Port Angeles Waterfront District Board, supporting community beautification, elevation, and economic prosperity. She has two BA degrees from the University of Washington and an MBA from Columbia Business School.

ELECTION OF DIRECTORS

Dana D. Behar Age: 63 Director since: 2015 Committees: • Audit • Loan and Asset Quality (FF, Chair)

Dana D. Behar has been the owner of Discovery Bay Investments, LLC, a private equity investment firm based in Seattle, Washington, and focused on agricultural land and real estate, since 2015. Prior to that, Mr. Behar worked at HAL Real Estate Investments Inc., a private equity real estate investment entity based in Seattle, Washington, for 23 years, serving as President and Chief Executive Officer from 2005 until 2015.

Director Qualifications: Mr. Behar previously worked in brand management at Procter & Gamble, served as Director of Marketing for the retail chain Egghead Software, and was a management consultant with the Wharton Small Business Development Center. He brings a strong background in business management to the Board. He is active in his community in Seattle, having served as a board member of Community Roots Housing and the Forterra Strong Communities Fund, and is currently serving as a trustee of the Samis Foundation. Mr. Behar has a BA in business with a concentration in finance from the University of Washington and an MBA with a concentration in finance from the Wharton School of the University of Pennsylvania.

Sean P. Brennan Age: 63 Director since: 2024 Committees: • Audit • Compensation • Loan and Asset Quality (FF) • Nom and Corp Governance • Executive

Sean P. Brennan has worked in commercial banking for more than 35 years, including co-founding Puget Sound Bank in 2004, where he served as Executive Vice President and Chief Lending Officer from inception until the merger of that bank with Heritage Bank in January 2018. Mr. Brennan served as a corporate banking development consultant for Heritage Bank NW and as a member of the Leadership Committee for the Heritage Bank Community Development Entity from January 2021 until his retirement on December 31, 2023. Prior to transitioning to his consultancy roles, Mr. Brennan served as Senior Vice President, Regional Commercial Banking Director for Heritage Bank from January 2018 through December 2020. Prior to co-founding Puget Sound Bank, Mr. Brennan served as Vice President at Washington Trust Bank where, as a member of the initial leadership team, he opened and grew the Seattle corporate banking office from 2000 until 2005, and as vice president for the Seattle corporate banking team of U.S. Bank from 1987 until 2000.

Director Qualifications: In addition to his banking experience, Mr. Brennan has provided leadership to public, private, and non-profit organizations. He joined the board of Uwajimaya, Inc. in January 2022, where he chairs the Real Estate Task Force Committee and is a member of the Compensation Committee. Mr. Brennan served on the Board of Trustees for Plymouth Housing Group and was a member of the Finance Committee and the Investment Committee from 2022 until 2025. In 2024, Mr. Brennan became a board director for GeoEngineers, Inc., an employee-owned and national earth science consulting firm with over 400 professionals operating across the U.S. from 24 offices. He also serves as Chair of the Finance Committee and member of the CEO Compensation Committee. Mr. Brennan has served as a board director for Aboda, Inc., a privately held corporate housing provider, Downtown Emergency Service Center, St. Joseph School Endowment, and on advisory boards for Seattle University’s Steven Sundborg, S.J. Center for Community Engagement and Seattle University’s Planned Giving Committee.

ELECTION OF DIRECTORS

Diane C. Davis Age: 58 Director since: 2025 Committees: • Nom and Corp Governance (Chair) • Loan and Asset Quality (FF)

Diane C. Davis is a retired insurance executive with over 25 years of leadership experience in risk management, strategy, and corporate governance. Her executive roles at Farmers Insurance and Zurich Insurance Company, Ltd. include President and CEO of Farmers New World Life Insurance Company and Chief Risk Officer for the Global Life North American division.  Following her retirement in 2019, Ms. Davis joined the board of First Financial Northwest Bank (FFNW), which was acquired by Global Credit Union in April 2025.

Director Qualifications: In addition to serving on the board of FFNW, Ms. Davis served on the board of Midwest Holding, Inc. from June 2021 to December 2023, when it was acquired by Antarctica Capital.  Ms. Davis has served on the Board of Habitat for Humanity of Seattle-King County, and she was co-chair of 5050 Women on Boards of Greater Seattle.  Ms. Davis is a Fellow in the Society of Actuaries.

Cindy H. Finnie Age: 75 Director since: 2012 Committees: • Audit • Executive • Compensation • Nom and Corp Governance

Cindy H. Finnie has served as Chair of the Board since 2022. She is the co-owner and President of Rainshadow Properties, Inc., an award-winning boutique hotel and property management company that she co-founded in 1995.

Director Qualifications: Ms. Finnie retired in 2011 from Allstate Insurance Company after 38 years of leadership experience. Her range of responsibilities included property and casualty underwriting, sales leadership, business development, and financial management. She was recognized in the company as an expert in developing insurance agencies and was the second person in company history to achieve the top sales leadership award. Her experience in risk management and working in a regulated industry is of great value to the Board. She currently serves as Vice President of the Fort Worden Foundation, Director of the First Fed Foundation, and a member of the Port Townsend Lodging Tax Advisory Council. Past non-profit leadership positions include Board Chair of Centrum, an arts and education organization, Director of the Jefferson County Community Foundation, and Chair of the Fort Worden Public Development Authority. Ms. Finnie was also appointed by the Washington State Governor to serve on the Washington State Arts Commission, which she chaired for three years. Ms. Finnie has a BA from the University of Colorado.

ELECTION OF DIRECTORS

Gabriel S. Galanda Age: 49 Director since: 2021 Committee: • Nom and Corp Governance

Gabriel S. Galanda is an Indigenous rights attorney and the managing lawyer at Galanda Broadman, PLLC, a role he has held since 2010. His practice focuses on complex, multi-party litigation and crisis management, representing Indigenous nations, businesses, and citizens. He has been named to Best Lawyers in America in the fields of Native American Law and Gaming Law from 2007 to 2026 and dubbed a Super Lawyer by his peers from 2013 to 2025.

Director Qualifications: Mr. Galanda is an experienced litigator and transactional attorney. He founded and now operates Huy, a 501(c)(3) non-profit organization dedicated to providing rehabilitative support opportunities for incarcerated Indigenous people. Serving as Chairman of the Huy Board of Advisors, Mr. Galanda leads the organization’s amicus curiae efforts before the U.S. Supreme Court and federal and state appellate courts across the country. He brings experience in legal issues and empathy and inclusion to the Board. Mr. Galanda holds a BA from Western Washington University and a JD with a Tribal Law and Policy Certificate from the University of Arizona. He was born and raised in Port Angeles.

Curt T. Queyrouze Age: 64 Director since: 2025 Committees: • Loan and Asset Quality (FF)

Curt T. Queyrouze became President and Chief Executive Officer (“CEO”) of First Fed Bank and was appointed President, CEO, and Director of First Northwest Bancorp on September 17, 2025. He simultaneously joined the Boards of both First Northwest and First Fed.

Director Qualifications: Mr. Queyrouze is a seasoned community bank leader with more than 40 years of financial services experience, including expertise in strategic planning, credit, risk management, and financial technology. Before joining First Northwest, Mr. Queyrouze served as President, Community Bank and Corporate Credit at Coastal Community Bank in Everett, WA, beginning in 2022. Prior to that, he was President and Chief Executive Officer at TAB Bank in Ogden, Utah for over eight years. His career includes leadership roles at a variety of institutions including PNC, Hancock Whitney, National Bank of Canada, and community banks. He also served as Chief Operating Officer of a fintech company. Mr. Queyrouze currently serves on the board of the Cocoon House, supporting youth homelessness intervention, and the University of Washington's Global Banking Program at the Foster School of Business. He has also served on the board of directors of the Utah Bankers Association, The Youth Impact Center and the Utah AIDS Foundation and is active in many banking and fintech industry organizations. Education: Mr. Queyrouze holds a degree in Accounting from Louisiana State University (LSU).

CORPORATE GOVERNANCE AND BOARD MATTERS

Lynn A. Terwoerds Age: 61 Director since: 2023 Committees: • Audit (Chair) • Loan and Asset Quality (FF)

Lynn A. Terwoerds is a technology thought leader and strategy consultant for global companies. She has been Chief Executive Officer of Digital Resilience, LLC, a cybersecurity consulting firm that she founded, since 2018. Before transitioning to consulting, she served as Executive Director of the Executive Women’s Forum on Information Security, Risk Management and Privacy from February 2016 through December 2020. Prior to February 2016, Ms. Terwoerds was in the Cybersecurity Risk Management division at Oracle Health Services Global Business Unit and prior to that Head of Global Security Architecture and Standards for Barclays PLC.

Director Qualifications: Ms. Terwoerds has 26 years of cybersecurity expertise, including hands-on experience running global security incident response and critical infrastructure long-term security strategy. Her background also includes leadership positions in multiple vertical markets ranging from technology to banking and healthcare. Combining a post graduate degree in Classics, a passion for technology and a multi-cultural upbringing, Ms. Terwoerds is uniquely positioned to assist the Board in connecting the dots between people, process, and technology transformation globally. In addition to her consulting work, she also serves as board President of the Northwest Maritime Center and on the advisory board of the Executive Women’s Forum. Ms. Terwoerds is also a member of the National Association of Corporate Directors and holds NACD Directorship Certification.

CORPORATE GOVERNANCE AND BOARD MATTERS

BOARD MEETINGS

The Boards of Directors of First Northwest and First Fed conduct their business through board and committee meetings. In 2025, the Board of Directors of First Northwest held 12 meetings and the Board of Directors of the Bank held 16 meetings. No director of First Northwest or the Bank attended fewer than 90 percent of the total meetings of the boards and committees on which that person served.

COMMITTEES AND COMMITTEE CHARTERS

The Board has standing Audit, Compensation, Nominating and Corporate Governance, and Executive Committees. At the beginning of 2025, the Board had the First Fed Fintech Partners (“F3P”) Committee. The Board dissolved the F3P Committee in early 2025 and its duties were absorbed into the Audit Committee. The Board has adopted written charters for the Audit, Compensation, F3P, and Nominating and Corporate Governance Committees, copies of which are available under the “Investor Relations” tab on our website at www.ourfirstfed.com. All members of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent, in accordance with the requirements for companies listed on Nasdaq.

The Audit Committee consists of Directors Terwoerds (Chair), Anderson, Brennan, Behar, and Finnie. The Board has determined that Ms. Anderson and one other member of the Committee meet the definition of “Audit Committee Financial Expert,” as defined by the SEC. This Committee is primarily responsible for overseeing the integrity of First Northwest’s financial reporting processes, financial statement audits, and systems of internal controls regarding finance, accounting, and legal compliance (including cybersecurity); overseeing the independence and performance of First Northwest’s independent auditors and internal audit function; and providing an avenue of communication among the independent auditor, management, and the Board. The Audit Committee meets quarterly and on an as-needed basis. The Audit Committee met eight times during 2025.

CORPORATE GOVERNANCE AND BOARD MATTERS

The Compensation Committee consists of Directors Anderson (Chair), Brennan, and Finnie. This Committee meets semiannually and as needed, providing general oversight regarding the personnel, compensation, and benefits matters of First Northwest. In furtherance of this purpose, the Compensation Committee is responsible for setting the compensation of our Chief Executive Officer and reviewing his performance, approving the compensation arrangements and performance goals for other senior executives, and recommending board member compensation. The Compensation Committee met five times during 2025.

The Nominating and Corporate Governance Committee consists of Directors Davis (Chair), Bartee, Brennan, Finnie, and Galanda. This Committee is responsible for assessing board and committee membership composition, succession planning, and implementing policies and processes regarding corporate governance matters. The Committee also ensures that the requisite expertise, diversity of skills, experience, background, and independence of the Board are considered in evaluating board composition and director nominations. The Nominating and Corporate Governance Committee meets semiannually and on an as-needed basis. This Committee met four times during 2025.

The F3P Committee consisted of Directors Tonina (Chair), Anderson, Finnie, and Terwoerds. This Committee met quarterly and as needed and provided general oversight and strategic direction regarding First Northwest’s financial technology activities and risk, including strategy, programmatic review, risk monitoring, and control implementation. The F3P Committee met one time in 2025 before the Board dissolved it in February 2025.

The Executive Committee consists of Directors Anderson, Finnie, and Tonina. This Committee acts for the Board of Directors when formal board action is required between regular meetings. The Executive Committee did not hold any formal meetings during 2025. However, the Committee did meet for several working sessions.

LEADERSHIP STRUCTURE

First Northwest has separated the positions of Board Chair and Chief Executive Officer. The Chair, an independent director, leads the Board and presides at all board meetings, while the President and Chief Executive Officer runs the day-to-day business of First Northwest. The Board supports having an independent director in a board leadership position. This enables non-management directors to raise issues and concerns for board consideration without immediately involving management. The Chair also serves as a liaison between the Board and senior management.

BOARD INVOLVEMENT IN RISK MANAGEMENT PROCESS

As part of its overall responsibility to oversee the management, business, and strategy of First Northwest and First Fed, one of the primary responsibilities of our Board is to oversee the amount and types of risks taken by management in executing our corporate strategy, and to monitor our risk experience against the policies and procedures set to control those risks. The Board’s risk oversight function is carried out through its approval of various policies and procedures, such as our lending and investment policies, and regular monitoring of risk, such as interest rate risk exposure, liquidity, cybersecurity, and problem assets. Some oversight functions are delegated to committees of the Board, with such committees regularly reporting to the full Board the results of their oversight activities. For example, the Audit Committee is responsible for oversight of the independent auditor and meets directly with the auditors at various times during the year. In addition, the Audit Committee is responsible for overseeing First Northwest’s cybersecurity risk management program and reviewing its effectiveness.

BOARD RECRUITMENT

Our Board of Directors, through our Nominating and Corporate Governance Committee, remains focused on ensuring: (1) a smooth transition when directors decide to retire or otherwise leave our Board and (2) that our Board is systematically refreshed so that, taken as a whole, it has the desired mix of skills, experience, continuity, reputation, and diversity relevant to our strategic direction and operating environment, as well as the knowledge, ability, and independence to continue to deliver the high standard of governance and oversight expected by investors.

CORPORATE GOVERNANCE AND BOARD MATTERS

Among other aspects of the process, our Board of Directors considers the following criteria in recommending new nominees or the re-election of directors to First Northwest’s Board and its committees:

•

expertise and perspective required to effectively govern our business and enhance senior management, encompassing diverse financial acumen, deep knowledge of the financial services industry, corporate leadership experience, and professional expertise in areas aligned with First Northwest’s operations;

•	sound business judgment and a sufficiently broad perspective to make meaningful contributions;
•	time and energy to meet Board commitments;
•	connection to and understanding of the communities we serve;
•	ability to support management but remain independent, objective, and willing to question and challenge both openly and in private; and
•	results of our Board and committee self-evaluations, as well as feedback received from the annual interviews of each director by our independent Chair of the Board.

In July 2025, following a vetting process, the Nominating and Corporate Governance Committee recommended that Ms. Davis be appointed to the Board. Ms. Davis was identified by a non-management director. The Board appointed her effective July 22, 2025. Ms. Davis is now standing for election. Additionally, Mr. Tonina retired from the Board in December 2025. Following his resignation, the Board of Directors fixed the Board size at nine members, eliminating the resulting vacancy.

The Nominating and Corporate Governance Committee also considers the periodic rotation of committee members and committee chairs to introduce fresh perspectives to the fulfillment of each committee’s duties.

Shareholder Recommendations for Director Nominees

The Nominating and Corporate Governance Committee does not have a separately adopted policy regarding the consideration of director candidates recommended by security holders. The Board believes that such a policy is unnecessary because our existing governance framework—including the Nominating and Corporate Governance Committee’s charter-based authority to evaluate director candidates and the advance-notice provisions set forth in our Articles of Incorporation provides an effective and orderly process for considering director candidates.

In the event that a shareholder submits a director candidate in accordance with our governing documents, such candidate would be evaluated by the Nominating and Corporate Governance Committee using the same criteria applied to candidates identified by the Committee or the Board. First Northwest did not receive any shareholder recommendations for director candidates during the prior fiscal year.

DIRECTOR INDEPENDENCE

Our common stock is listed on the Nasdaq Global Market. In accordance with Nasdaq requirements, at least a majority of our directors must be independent directors. The Board has determined that eight of our nine nominated directors are independent, as defined by Nasdaq rule. Only Curt T. Queyrouze, our President and Chief Executive Officer, is not independent.

CODE OF ETHICS

The Code of Ethics applies to each of our directors, officers, and employees, and requires these individuals to maintain the highest standards of professional conduct. The Code is reviewed and updated periodically. The Board reviewed and reapproved the Code in February 2026. A copy of the Code of Ethics is available under the “Investor Relations” tab on our website at www.ourfirstfed.com. We intend to disclose any material amendment to or waiver of our Code of Ethics that requires disclosure under applicable SEC or Nasdaq rules on our website within four business days of the date of any such amendment or waiver in lieu of filing a Current Report on Form 8-K pursuant to Item 5.05 thereof.

CORPORATE GOVERNANCE POLICY

The Board has adopted a Corporate Governance Policy, available under the “Investor Relations” tab on our website at www.ourfirstfed.com, which addresses the role, composition, and responsibilities of the Board; the establishment

CORPORATE GOVERNANCE AND BOARD MATTERS

and operation of Board committees; Board and executive succession planning; executive sessions of independent directors; Board interactions with management and third parties; performance evaluation; shareholder communications and annual meeting attendance; and director orientation and continuing education.

INSIDER TRADING POLICY

We have adopted an insider trading policy and procedures governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

DIRECTOR CONTINUING EDUCATION

To uphold the highest standards of governance, continuing education programs enable directors to preserve and enhance the skills and expertise requisite for the diligent performance of their duties. These programs may include proprietary resources and presentations, externally delivered programs, and financial and administrative assistance for attendance at recognized academic or independent learning opportunities. Our Board maintains a strong commitment to continuing education activities each year.

BOARD EVALUATION

The Nominating and Corporate Governance Committee conducts an annual evaluation of the performance of the Board, the Board Chair, and each of its members, including director self-assessments and one-on-one meetings between each director and the Board Chair. The results are reported to the Board. The report includes an assessment of the Board’s compliance with its Corporate Governance Policy and identification of areas in which the Board could improve its performance.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

The Board welcomes communication from shareholders. Shareholders may send communications to the Board of Directors, First Northwest Bancorp, P.O. Box 351, Port Angeles, Washington 98362. Shareholders should clearly indicate the director or directors for whom the communication is intended so that each communication may be forwarded appropriately.

ANNUAL MEETING ATTENDANCE BY DIRECTORS

We encourage, but do not require, our directors to attend the Annual Meeting of Shareholders. Eight of our nine directors then in office attended the 2025 Annual Meeting of Shareholders held on May 21, 2025.

TRANSACTIONS WITH RELATED PERSONS

First Fed has followed a policy of granting loans to executive officers and directors that fully complies with all applicable federal regulations. Loans to directors and executive officers are made by First Fed in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions with persons not related to First Fed prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features. All loans to directors and executive officers and their related persons, on December 31, 2025, were performing in accordance with their terms.

STOCK OWNERSHIP GUIDELINES

In May 2017, the Board adopted a stock ownership policy because it believes that it is in First Northwest’s best interest to align the financial interests of our non-employee directors and Chief Executive Officer with those of our shareholders. The policy requires non-employee directors to own shares of First Northwest’s common stock equal in value to three times the respective director’s annual cash retainer. Each non-employee director who was in office at the beginning of 2025 was compliant with this policy requirement throughout 2025. In addition, our stock ownership guidelines require our Chief Executive Officer to hold First Northwest shares valued at three times his annual base salary within three years of his date of hire.

CORPORATE GOVERNANCE AND BOARD MATTERS

ANTI-HEDGING AND ANTI-PLEDGING POLICY

Under our Anti-Hedging and Anti-Pledging Policy, we prohibit hedging the economic risk of ownership of our common stock through short sales or the purchase or sale of options, puts, calls, straddles, equity swaps, or other derivative securities that are directly linked to First Northwest stock, by our directors and officers. We also prohibit our directors and officers from holding our stock in a margin account or pledging our stock as collateral for a loan.

DIRECTOR COMPENSATION

CASH RETAINERS

The non-employee (outside) directors of First Northwest receive compensation for their service on the Board. In setting their compensation, the Board considers the significant amount of time and level of skill required for director service. In December 2024, the Board approved the annual retainer for service as a non-employee director of First Northwest effective January 1, 2025, at $36,530. The Board Chair was paid an additional annual retainer of $15,000. Annual retainers for committee service are as follows:

COMMITTEE	MEMBER RETAINER	ADDITIONAL CHAIR RETAINER	All retainers are paid in equal monthly installments. No additional cash compensation is paid to directors for service on the First Fed Board of Directors.
Audit	$4,800	$4,680
Compensation	$2,800	$3,900
Nominating and Corporate Governance	$2,800	$3,120
F3P	$3,000	$3,900
Loan and Asset Quality (First Fed Board)	$2,800	$3,120

The following table shows the compensation paid to our directors for the year ended December 31, 2025, except for Mr. Queyrouze and Mr. Deines, who did not receive compensation for their board service. Mr. Queyrouze’s and Mr. Deines’ compensation is presented in the Summary Compensation Table in the section entitled “Executive Compensation” below.

NAME	FEES EARNED OR PAID IN CASH[1] ($)	STOCK AWARDS[2] ($)	ALL OTHER COMPENSATION[3] ($)	TOTAL ($)
SHERILYN G. ANDERSON	68,324	23,255	413	91,992
JOHANNA A. BARTEE	38,610	73,255	0	111,865
DANA D. BEHAR	47,244	23,255	413	70,912
SEAN P. BRENNAN	67,671	23,255	1,146	92,072
DIANE C. DAVIS	21,060	49,717	0	70,777
CINDY H. FINNIE	91,900	23,255	413	115,568
GABRIEL S. GALANDA	54,324	23,255	413	77,992
LYNN A. TERWOERDS	49,304	23,255	940	73,499
NORMAN J. TONINA, JR.[4]	63,235	23,255	569	87,059
[1]

During the year ended December 31, 2025, the Board approved an additional retainer of $400 per month to each member of the Executive Committee and a further additional retainer of $390 per month to the Chair of the Executive Committee. The Board also approved one-time payments of $20,000 to Ms. Finnie and $15,000 to each of Ms. Anderson, Mr. Brennan, Mr. Galanda, and Mr. Tonina in recognition of additional services provided in connection with the management transition. These amounts are reflected, as applicable, in this column.

[2]

The dollar amounts shown in the table represent the aggregate grant date fair value of awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation – Stock Compensation” (“FASB ASC Topic 718”) based on the closing price of First Northwest’s common stock on the respective date of grant in 2025. The restricted shares held by each director on December 31, 2025, were as follows: Ms. Bartee, 6,990 shares; Mr. Brennan, 6,955 shares; Ms. Davis, 7,042 shares; Ms. Terwoerds, 3,293 shares; and Ms. Anderson, Mr. Behar, Ms. Finnie, and Mr. Galanda, 2,219 shares.

[3]	Includes cash dividends earned on unvested shares of restricted stock which were paid upon vesting under the First Northwest Bancorp 2020 Equity Incentive Plan.
[4]	Mr. Tonina retired effective December 9, 2025.

DIRECTOR COMPENSATION

EQUITY GRANTS

Under First Northwest’s non-employee director compensation program, beginning in 2020, each director generally receives an annual grant of restricted shares with a grant date fair value approved by the Compensation Committee. The grants vest on the one-year anniversary of the award date. The awards made in 2025 are shown in the Director Compensation table above. Ms. Bartee and Ms. Davis received additional grants in recognition of their initial appointment as directors in 2025.

DEFERRED COMPENSATION PLAN

To encourage the retention of qualified directors, we offer a deferred compensation plan whereby directors may defer all or a portion of their regular fees until a permitted distribution event occurs under the plan. Each director may direct the investment of the deferred fees among investment options made available by First Fed. We have established a grantor trust to hold the plan investments. Grantor trust assets are considered part of our general assets, and the directors have the status of unsecured creditors of First Northwest with respect to the trust assets. The plan permits the payment of benefits upon a separation from service (on account of termination of service or pre-retirement death or disability), a change in control, an unforeseeable emergency, or upon a date specified by the director, in an amount equal to the value of the director’s account balance (or the amount necessary to satisfy the unforeseeable emergency, in that case). A director may elect, at the time he or she makes a deferral election, to receive the deferred amount and related earnings in a lump sum or in annual installments over a period not exceeding 15 years. A director may subsequently elect to change when or how he or she receives his or her plan benefit if certain required conditions are met. On December 31, 2025, our estimated deferred compensation liability accrual with respect to current non-employee directors under the deferred compensation plan totaled approximately $175,000.

EXECUTIVE COMPENSATION

We are a smaller reporting company as defined in Item 10(f)(1) of Regulation S-K. As such, we are subject to the scaled disclosure requirements regarding executive compensation in our proxy statements, including the requirement to include a specific form of Compensation Discussion and Analysis. We have elected to comply with the scaled disclosure requirements; however, additional context is voluntarily provided for certain elements of our named executive officers’ compensation programs.

DESCRIPTION OF EXECUTIVE COMPENSATION PROGRAM

This section provides a brief overview of our executive compensation program and the process followed by our Compensation Committee in making decisions about executive compensation. Following this discussion are various tables and additional information about the compensation paid or payable to our “named executive officers.” Highlights of our compensation program include:

●	We link a meaningful portion of compensation to performance using short-term (cash) and long-term (equity) compensation to encourage both proactivity and long-term sustainability.
●	We use a variety of performance metrics to deter excessive risk-taking by eliminating focus on any single performance metric.
●	Our cash incentive plan is based on financial and operational metrics and goals established at the beginning of the year. Individual goals balance financial performance with strategic objectives.
●

Starting in 2025, 50% of the named executive officers’ annual long-term incentive awards are performance-based, with vesting contingent of achieving certain financial performance metrics over a three-year period.

●	We maintain stock ownership and retention guidelines for our CEO and directors.
●	We grant equity awards that have "double trigger" equity vesting provisions upon a change in control.
●	We do not provide significant perquisites.
●	Our named executive officer agreements upon a change-in-control require a “double trigger” to receive severance benefits; there are no gross-up benefits.
●	We engage an independent compensation consultant.
●	We have a clawback policy and prohibit hedging and pledging of our stock by our directors and executive officers.

EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY AND OBJECTIVES

In general, our executive compensation policies are designed to establish an appropriate relationship between executive pay and our performance. In particular, our executive compensation program is intended to:

●	attract and retain key executives who are vital to our long-term success;
●	provide levels of compensation competitive with our peers and commensurate with our performance;
●	compensate executives in ways that inspire and motivate them; and
●	properly align risk-taking and compensation.

COMPENSATION PROGRAM ELEMENTS

For several years, our executive compensation program has focused primarily on the following components:

PAY ELEMENT	REWARD TARGET	PURPOSE
Base salary	Core competency in the executive’s role relative to skills, experience, and contributions to First Northwest and First Fed	Provide assurance of specified level of compensation to attract and retain qualified individuals
Cash incentive	Contributions toward achieving corporate earnings, growth, and risk management objectives	Provide opportunities to receive annual performance-based cash incentive compensation
Long-term incentive	Contributions toward increasing long-term shareholder value	Promote long-term growth, profitability, and value accretion through performance-and time-vesting stock awards

Executive officers may also participate in a deferred compensation plan, the 401(k) Plan, and the ESOP as described in more detail under “Retirement Benefits” below. We have also entered into an employment agreement with Curt Queyrouze that provides for, among other things, severance compensation upon involuntary termination in certain situations, as described under “Employment Agreements and Other Arrangements for Named Executive Officers” below. David Edelstein and Kyle Henderson participate in our Change in Control Plan, which is also described under “Employment Agreements and Other Arrangements for Named Executive Officers” below. In addition, First Fed and First Northwest offer medical and dental insurance coverage, vision care coverage, group life insurance coverage, and long-term disability insurance coverage under welfare and benefit plans in which most employees, including executive officers, are eligible to participate.

ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee is responsible for setting the policies and compensation levels for our directors and executive officers. The Committee is responsible for evaluating the performance of the Chief Executive Officer, setting compensation for the role, and for reviewing the Chief Executive Officer’s report regarding the performance of other senior executives. The Chief Executive Officer is not involved in decisions regarding his own compensation.

ROLE OF COMPENSATION CONSULTANTS

Our Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities. In 2023, the Compensation Committee engaged Meridian Compensation Partners LLC, an independent compensation consultant, to assist with its duties, including providing advice relating to our compensation peer group selection, support and specific analysis regarding compensation data, and recommendations for executive and non-employee director compensation. Meridian reports directly to our Compensation Committee and not to management, is independent from us, and has provided no services to us other than compensation-related services. The Compensation Committee relies in part on the information and advice from Meridian, as well as other industry information and surveys regarding executive and non-employee director compensation, as a market comparison of compensation levels and practices and to assess the competitiveness of our executive and director compensation program. Our Compensation Committee has assessed the independence of Meridian and concluded that there are no conflicts of interest regarding the work that Meridian performs for the Committee.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table presents information regarding the compensation of our President and Chief Executive Officer and our next two most highly compensated executive officers who were serving as executive officers on December 31, 2025. Additionally, information regarding compensation of three former executive officers who separated from First Northwest in 2025 is included below.

NAME AND PRINCIPAL POSITION	CALENDAR YEAR	SALARY ($)	ONE-TIME BONUS ($)	STOCK AWARD[1] ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION[2] ($)	ALL OTHER COMPENSATION[3] ($)	TOTAL ($)
CURT T. QUEYROUZE | President and Chief Executive Officer	2025	133,269	100,000	393,500	0	5,117	631,886
DAVID B. EDELSTEIN | Executive Vice President, Chief Innovation Officer	2025	343,846	0	91,008	53,372	12,173	500,399
	2024	244,808	0	79,575	57,325	49,013	430,719
KYLE D. HENDERSON | Executive Vice President, Chief Credit Officer	2025	278,461	0	67,921	51,756	9,839	407,977
	2024	217,760	0	71,100	23,157	7,092	319,109
GERALDINE L. BULLARD | Former Executive Vice President, Interim Chief Executive Officer and Chief Operating Officer (through February 4, 2026)	2025	379,407	250,000	155,291	0	28,554	813,253
	2024	341,058	0	104,291	48,764	33,867	527,979
MATTHEW P. DEINES | Former President and Chief Executive Officer (through July 12, 2025)	2025	310,734	0	259,013	0	546,610	1,116,357
	2024	514,269	0	219,487	31,433	36,409	801,599
CHRISTOPHER J. RIFFLE | Former Executive Vice President, Chief Strategy Officer / General Counsel (through August 8, 2025)	2025	224,423	0	91,008	0	299,879	615,310
	2024	333,846	0	102,424	47,696	22,660	506,628
[1]

Represents the aggregate grant date fair value of time-based and performance-based awards granted in the calendar year, computed in accordance with FASB ASC Topic 718 based on the closing price of First Northwest’s common stock on the respective date of grant in 2025.The payout of the Performance Share Awards (“PSAs”) depends on the probable outcome of the performance criteria on the award certification date. Only Messrs. Edelstein and Henderson received PSAs in 2025. For those PSAs, assuming that the highest level of performance condition will be achieved, the grant date fair value for the maximum awards would be as follows: for Mr. Edelstein $50,524 and for Mr. Henderson $37,707.

[2]	Reflects amounts earned under the Cash Incentive Plan in the calendar year. The material terms of the Cash Incentive Plan for 2025 are described below under “Cash Incentive Compensation.”
[3]	Amounts reported for 2025 that represent “All Other Compensation” for each of the named executive officers are listed in the table below.

NAME	401(K) MATCHING CONTRIBUTION	ESOP CONTRIBUTIONS	HSA EMPLOYER CONTRIBUTION	OFFICER LIFE INSURANCE	DIVIDENDS ON UNVESTED SHARES OF RESTRICTED STOCK	ANNIVERSARY AWARD[1]	VEHICLE ALLOWANCE	FITNESS ALLOWANCE	GIFT CARD	SEVERANCE
Curt T. Queyrouze	0	0	0	1,731	0	0	3,231	80	75	0
David B. Edelstein	10,500	0	0	873	700	0	0	0	100	0
Kyle D. Henderson	5,101	2,987	500	211	700	0	0	240	100	0
Geraldine L. Bullard	10,500	7,259	500	1,334	1,173	1,447	6,000	240	100	0
Matthew P. Deines	7,809	7,609	1,000	271	2,541	0	5,192	0	25	522,163
Christopher J. Riffle	8,164	8,211	0	311	1,201	0	0	140	25	281,827
[1]	Represents a cash award all First Fed employees are eligible for every fifth year of their employment.

CASH INCENTIVE COMPENSATION

We believe that the opportunity for performance-based pay for officers is a significant factor in aligning the interests of the officers with those of shareholders. The Compensation Committee reviews and approves incentive compensation for the Chief Executive Officer and executive management group on an annual basis to ensure alignment with First Fed business objectives. The Chief Executive Officer is not permitted to be present during any committee deliberations or voting with respect to his compensation.

Each named executive officer has a set of predefined goals that consist of annual corporate performance goals and may also include personal goals outlined in the officer’s individual participation agreement. Each participant is

EXECUTIVE COMPENSATION

assigned a target award level and range that defines their incentive opportunity. Each executive’s actual incentive compensation will be determined by whether the executive exceeds “threshold,” “target,” or “stretch” performance levels. Actual awards will be allocated based on specific performance goals defined for each participant and will range from 0% to 150% of their target incentive opportunity. The Compensation Committee has the discretion to adjust awards as needed to reflect actual or relative performance, the business environment and/or market conditions, or to waive, change or amend any of the Cash Incentive Plan provisions as it deems appropriate.

Each participant’s payout is calculated on eligible earnings, as defined in the Cash Incentive Plan, and will be made in a cash lump sum. Due to his hiring date, Mr. Queyrouze is not eligible for the 2025 Executive Cash Incentive Plan. Due to her date of resignation, Ms. Bullard is not eligible for a payout of the 2025 Cash Incentive Plan.

The participants under the Cash Incentive Plan include all Executive and Senior Vice Presidents as well as selected First Vice Presidents and Vice Presidents. The Compensation Committee establishes performance goals for all participants. The annual incentive opportunities for the named executive officers, expressed as a percentage of annualized base salary on December 31, 2025, were as follows:

EXECUTIVE	BELOW THRESHOLD	THRESHOLD (50%)	TARGET (100%)	STRETCH (150%)
David Edelstein[1]	0%	7.5%	15%	22.5%
Kyle Henderson	0%	15%	30%	45%

1 Mr. Edelstein had a lower target incentive but also participated in a production-based plan as described below.

In 2025, Mr. Edelstein also participated in our production-based incentive plan for selected employees. The cash incentive was calculated based on specified percentages of production metrics for the year ended December 31, 2025, related to selected categories of deposit and loan production.

For 2025, the named executive officers’ goals under the Cash Incentive Plan consisted of the goals listed below, which were equally weighted for Mr. Edelstein and Mr. Henderson. The Compensation Committee approved the following corporate performance measures for the named executive officers (dollars in thousands):

PERFORMANCE MEASURE[1]	THRESHOLD	TARGET	STRETCH
Net Income[2]	$6,818,562	$7,500,418	$8,250,460
Classified Assets / Assets[3]	0.85%	0.68%	0.54%
Efficiency Ratio[4]	81.30%	77.24%	73.37%
Net Organic Loan Growth[5]	$28,300,000	$33,960,000	$40,752,000
Qualitative Assessment[6]	50%	100%	150%
[1]	All Cash Incentive payouts are contingent on achieving a Pre-tax, Pre-Provision Net Revenue (PPNR) threshold of $10MM.
[2]	Defined as net income reported on the Consolidated Statements of Operations for the year ended December 31, 2025.
[3]	Defined as total classified assets divided by total assets as of December 31, 2025, expressed as a percentage.
[4]	Defined as non-interest expenses divided by net interest income plus non-interest income less provision for credit losses as of December 31, 2025, expressed as a percentage.
[5]	Defined as year-over-year growth in Gross loans before fees and provision for credit losses, less wholesale lending.
[6]	Defined as fulfillment of individual goals identified in each individual’s 2025 Officer Incentive Plan Participation Agreement.

EXECUTIVE COMPENSATION

The following table summarizes First Northwest’s results on each performance measure for the year ended December 31, 2025:

PERFORMANCE MEASURE[1]	PERFORMANCE ACHIEVED	PAYOUT AS A PERCENTAGE OF TARGET[1]
Net Income	-$4,191,002	0%
Classified Assets / Assets[2]	1.08%	75%
Efficiency Ratio	97.27%	0%
Net Organic Loan Growth	-$61,056,011	0%
Qualitative Assessment[3]	150%	150%

1 The Compensation Committee waived the PPNR threshold for all performance measures in recognition of executive commitment to the Company during 2025.

2 The Compensation Committee applied a 75% result to Classified Assets / Assets as a reflection of significant progress in the area of classified assets during 2025.

3 The Compensation Committee applied a 150% result to Qualitative Assessment in recognition of the performance of current executives during 2025.

OUTSTANDING EQUITY AWARDS

The purpose of both the First Northwest Bancorp 2015 Equity Incentive Plan (the “2015 Plan”) and the First Northwest Bancorp 2020 Equity Incentive Plan (the “2020 Plan”) is to promote the long-term growth and profitability of First Northwest, to provide plan participants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence, and to provide plan participants with incentives that are closely linked to the interests of all shareholders of First Northwest.

The 2015 Plan was approved by shareholders in 2015. Shares of restricted stock granted under the 2015 Plan had a five-year vesting schedule. Any unvested shares held by departing named executive officers prior to the completion of the vesting schedule are forfeited.

The 2020 Plan was approved by shareholders at the Annual Meeting in May 2020 and provides for the grant of a variety of equity- based awards to eligible participants. Named executive officers are eligible for annual grants of shares of restricted stock with a three-year vesting schedule. Unvested shares held by departing named executive officers are forfeited and returned to the 2020 Plan pool.

In 2024, the Compensation Committee adopted a long‑term incentive program (“LTIP”), effective for the 2025 incentive compensation year, to align executive compensation with long‑term shareholder value creation and market practices among publicly traded banking institutions. The LTIP delivers long‑term incentive compensation through equity awards issued under the 2020 Plan, with target award value allocated equally between (i) PSAs, which vest based on achievement of specified financial performance objectives over a three‑year performance period, and (ii) time‑based Restricted Stock Awards (“RSAs”), which vest ratably over three years, subject to continued service.

For the 2025 incentive compensation year, the Compensation Committee granted long‑term equity awards to Mr. Edelstein and Mr. Henderson with a target value equal to 25% of each executive’s base salary. Each award was allocated equally between PSAs and RSAs, consistent with the LTIP design. Due to his hiring date, Mr. Queyrouze was not eligible to receive a long‑term incentive award for the 2025 incentive compensation year.

The PSAs granted in 2025 are subject to a four‑year performance period covering fiscal years 2024 through 2027, with full‑year 2023 results serving as the baseline measurement period, and vesting scheduled in March 2028. PSA vesting is based on the Company’s three‑year compound annual growth rate (“CAGR”) in earnings per share (“EPS”), measured relative to a peer group of community banks. Performance levels are established at the 25th percentile (threshold), 50th percentile (target), and 75th percentile (stretch) of the peer group. PSA payouts are subject to a Total Shareholder Return (“TSR”) modifier, which measures the Company’s three‑year average TSR relative to the same peer group. The TSR modifier applies as follows: if TSR performance is below the 25th percentile, earned PSA shares are reduced by 15%; if TSR performance exceeds the 75th percentile, earned PSA shares are increased by 15%; and if TSR performance is between the 50th and 75th percentiles, no adjustment is applied.

EXECUTIVE COMPENSATION

Because First Northwest has not yet completed the first performance cycle under the LTIP, no PSA payouts were earned for the 2025 incentive compensation year. Accordingly, realizable compensation under the LTIP remains fully at risk and contingent on sustained long‑term performance and continued service, reinforcing First Northwest’s pay‑for‑performance philosophy.

The following information with respect to outstanding stock awards as of December 31, 2025, is presented for the named executive officers. Mr. Deines and Mr. Riffle did not have any outstanding stock awards after their respective separation dates. As a result of Ms. Bullard resignation effective February 4, 2026, she maintains one outstanding stock award reflected below.

		STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED[1] ($)	NUMBER OF UNEARNED SHARES, UNITS OF OTHER RIGHTS THAT HAVE NOT VESTED[2] (#)	MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED[1] ($)
Curt T. Queyrouze	09/30/2025[3]	50,000	469,000	0	0
Geraldine L. Bullard	07/13/2025[4]	7,500	70,350	0	0
David B. Edelstein	05/07/2024[5]	5,000	46,900	0	0
	03/07/2025[6]	3,863	36,235	4,821	45,221
Kyle D. Henderson	09/07/2023[7]	700	6,566	0	0
	07/07/2024[8]	5,000	46,900	0	0
	03/07/2025[6]	2,883	27,043	3.598	33,749
[1]	Market value is based on the per share closing price of First Northwest’s stock on December 31, 2025, of $9.38.
2	Vests in early 2028 based on 2024-2027 performance. The number of shares reported assumes achievement of stretch performance levels without application of the TSR modifier described above
3	Vests in three equal annual installments beginning September 30, 2026.
4	Vests in full on July 13, 2026.
5	Vests in two equal annual installments beginning May 7, 2026.
6	Vests in three equal annual installments beginning March 7, 2026.
7	Vests in full on September 7, 2026.
8	Vests in two equal annual installments beginning July 7, 2026.

The 2015 Plan and the 2020 Plan both provide for accelerated vesting of awards in the event of a recipient’s death or disability, or a change in control. Unvested awards will become exercisable or vest upon the date of the recipient’s death or disability. With respect to a change in control, unvested awards will become exercisable or vest only if the participant experiences an involuntary termination within 365 days following the change in control event, or the acquiring company does not either assume the outstanding award or replace the outstanding award with an equivalently valued award.

OPTIONS POLICY

First Northwest did not, during the year ended December 31, 2025, grant new awards of stock options, stock appreciation rights or similar option-like instruments and does not have a current practice of doing so. Accordingly, it does not have a policy on the timing of awards of such instruments in relation to the disclosure of material nonpublic information. In the event First Northwest determines to grant new awards of such instruments, the Board expects to evaluate appropriate steps to take in relation to the foregoing. First Northwest has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

EXECUTIVE COMPENSATION

PAY VERSUS PERFORMANCE

The following table presents information regarding our executive compensation pay relative to corporate performance of our principal executive officer (“PEO”) and non-PEO named executive officers (“NEOs”) for 2023, 2024, and 2025. During 2025, Mr. Deines served as PEO from January 1 to July 12; Ms. Bullard served as PEO from July 12 to September 16, and Mr. Queyrouze served as PEO from September 17 through December 31. Accordingly, Summary Compensation Table Total for PEO and Compensation Actually Paid to PEO below are presented separately for each, with Mr. Deines shown as “PEO #1,” Ms. Bullard shown as “PEO #2,” and Mr. Queyrouze shown as “PEO #3.” For purposes of the relationship disclosure below, compensation actually paid to the PEOs during 2025 is discussed on an aggregated basis.

YEAR[1]	SUMMARY COMPENSATION TABLE TOTAL FOR PEO #1 ($)[2]	SUMMARY COMPENSATION TABLE TOTAL FOR PEO #2 ($)[2]	SUMMARY COMPENSATION TABLE TOTAL FOR PEO #3 ($)[2]	COMPENSATION ACTUALLY PAID TO PEO #1 ($)2 3	COMPENSATION ACTUALLY PAID TO PEO #2 ($)2 3	COMPENSATION ACTUALLY PAID TO PEO #3 ($)2 3	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON TOTAL SHAREHOLDER RETURN ($)	NET INCOME (IN THOUSANDS) ($)
2025[1]	1,116,357	813,253	631,886	1,031,578	809,180	707,386	507,895	486,428	64.89	(4,191)
2024[2]	801,599	-	-	888,003	-	-	545,643	571,797	69.95	(6,613)
2023[3]	598,644	-	-	619,516	-	-	388,507	395,699	106.08	2,286

1 In 2025, Mr. Riffle, Mr. Edelstein, and Mr. Henderson were our Non-PEO NEOs. In 2024, Mr. Derek Brown, Ms. Bullard and Mr. Christopher Neros were our Non-PEO NEOs. In 2023, Mr. Riffle and Mr. Neros were our Non-PEO NEOs.

2 Compensation for each PEO is reflected in the columns corresponding to the following: Mr. Deines shown as “PEO #1,” Ms. Bullard shown as “PEO #2,” and Mr. Queyrouze shown as “PEO #3.”

3 The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by First Northwest’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in the tables below.

Compensation Actually Paid reflects adjustments to the values of awards of restricted shares shown in the Summary Compensation Table as set forth in the tables below.

PEO	YEAR	SUMMARY COMPENSATION TABLE TOTAL ($)	INCREASE FOR YEAR-END FAIR VALUE OF EQUITY AWARDS GRANTED DURING YEAR THAT REMAINED UNVESTED AT YEAR-END ($)	CHANGE IN FAIR VALUE OF UNVESTED EQUITY AWARDS FROM PRIOR YEAR- END TO CURRENT YEAR-END ($)	CHANGE IN FAIR VALUE OF UNVESTED EQUITY AWARDS THAT VESTED DURING YEAR FROM PRIOR YEAR-END TO VESTING DATE ($)	DIVIDENDS PAID ON AWARDS DURING YEAR PRIOR TO VESTING DATE ($)	DEDUCTION FOR FAIR VALUE OF AWARDS GRANTED IN PRIOR YEARS THAT WERE FORFEITED DURING YEAR ($)	COMPENSATION ACTUALLY PAID ($)
PEO #1	2025	1,116,357	0	(2,731)	10,536	2,541	(95,125)	1,031,578
PEO #2	2025	813,253	(1,600)	(3,633)	53	1,173	0	809,180
PEO #3	2025	631,886	75,500	0	0	0	0	707,386

NON-PEO NEOS YEAR	AVERAGE SUMMARY COMPENSATION TABLE TOTAL ($)	AVERAGE INCREASE FOR YEAR-END FAIR VALUE OF EQUITY AWARDS GRANTED DURING YEAR THAT REMAINED UNVESTED AT YEAR-END ($)	AVERAGE CHANGE IN FAIR VALUE OF UNVESTED EQUITY AWARDS FROM PRIOR YEAR-END TO CURRENT YEAR-END ($)	AVERAGE CHANGE IN FAIR VALUE OF UNVESTED EQUITY AWARDS THAT VESTED DURING YEAR FROM PRIOR YEAR-END TO VESTING DATE ($)	AVERAGE DIVIDENDS PAID ON AWARDS DURING YEAR PRIOR TO VESTING DATE ($)	AVERAGE DEDUCTION FOR FAIR VALUE OF AWARDS GRANTED IN PRIOR YEARS THAT WERE FORFEITED DURING YEAR ($)	AVERAGE COMPENSATION ACTUALLY PAID ($)
2025	507,895	(5,561)	(4,114)	2,137	867	(14,797)	486,428

EXECUTIVE COMPENSATION

Compensation Actually Paid (“CAP”) to our PEOs and Non-PEO NEOs was higher in 2025 than in 2024, due to one-time payments made to Mr. Deines, Ms. Bullard, and Mr. Riffle. For additional information, please see the Outstanding Equity Award section above.

RETIREMENT BENEFITS

To encourage the retention of qualified officers, we offer a deferred compensation plan whereby certain officers may defer all or a portion of their annual salary until a permitted distribution event occurs under the plan. Each officer may direct the investment of the deferred salary among investment options made available by First Fed. We have established a grantor trust to hold the plan investments. Grantor trust assets are considered part of our general assets, and the officers have the status of unsecured creditors of First Fed with respect to the trust assets. The plan permits the payment of benefits upon a separation from service (whether on account of termination of employment or pre-retirement death or disability), a change in control, an unforeseeable emergency, or upon a date specified by the officer, in an amount equal to the value of the officer’s account balance (or the amount necessary to satisfy the unforeseeable emergency, in that case). An officer may elect, at the time of the deferral election, to receive the deferred amount and related earnings in a lump sum or in annual installments over a period not exceeding 15 years. An officer may subsequently elect to change when or how he or she receives his or her plan benefit if certain required conditions are met. Currently, none of our named executive officers participate in this plan.

We currently offer a qualified, tax-exempt savings plan to eligible employees with a cash or deferred feature qualifying under Section 401(k) of the Code. Participants are permitted to make pre-tax contributions to the 401(k) Plan of up to a maximum of $23,500 in 2025. In addition, participants who have attained age 50 may defer an additional $8,000 annually as a 401(k) “catch-up” contribution. First Fed matches 50% of the first six percent of participants’ contributions to the 401(k) Plan, including catch-up contributions. All participant 401(k) contributions, rollovers, and earnings are fully and immediately vested.

Matching contributions and related earnings vest at a rate of 25% after one year of employment, 50% after two years of employment, 75% after three years of employment, and 100% after four years of employment.

In connection with the conversion of First Fed from the mutual to the stock form of organization, we established an employee stock ownership plan (the “ESOP”). The ESOP provides eligible employees a beneficial interest in First Northwest and an additional retirement benefit in the form of First Northwest common stock. Participants will have a nonforfeitable interest in their individual account based on a vesting schedule of 25% after one year of employment, 50% after two years of employment, 75% after three years of employment, and 100% after four years of employment.

EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS FOR NAMED EXECUTIVE OFFICERS

Queyrouze Employment Agreement

Mr. Queyrouze entered into an employment agreement effective September 17, 2025, that provides for a term of three years ending December 31, 2028, and extension by mutual written agreement.

Under Mr. Queyrouze’s employment agreement, Mr. Queyrouze receives a base salary and may receive an annual bonus and long-term incentive awards as determined by the Board or the Compensation Committee. Mr. Queyrouze is entitled to participate in all employee benefits and plans of First Northwest and First Fed, subject to the terms and conditions of the plans, in addition he receives a car and gas allowance and a monthly life insurance allowance, in accordance with First Northwest’s and First Fed’s policies. Mr. Queyrouze also receives annual paid vacation and voluntary leaves of absence, and annual paid sick leave. The agreement may be terminated by First Northwest and First Fed or Mr. Queyrouze or upon Mr. Queyrouze’s death or Disability (as defined in the employment agreement).

Under Mr. Queyrouze’s employment agreement, upon termination of his employment involuntarily other than for “Cause” (as defined below) or by Mr. Queyrouze for “Good Reason” (as defined below), he would be entitled to receive a lump sum cash payment equal to the sum of (1) 2.00 times his then current annual base salary and (2) the cost of coverage under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") for a period of 12 months. If Mr. Queyrouze’s employment is terminated without Cause or by Mr.Queyrouze for Good Reason within 12 months following a Change in Control (as defined below), Mr. Queyrouze is instead entitled to receive a lump sum cash payment equal to the sum of (1) 2.99 times his then current annual base salary and (2) the cost of coverage under COBRA for a period of eighteen months.

EXECUTIVE COMPENSATION

If Mr. Queyrouze becomes entitled to benefits under the terms of First Northwest’s or First Fed’s then-current disability plan, if any, or becomes otherwise unable to fulfill the duties required under the employment agreement, he shall be entitled to receive such group and other disability benefits as are then provided for executive employees. In the event of Mr. Queyrouze’s disability, First Northwest and First Fed may provide him or his conservator, as the case may be, with written notice in accordance with the agreement of its intention to terminate his employment.

The agreement defines “Cause” as any of the following: (i) embezzlement, willful misconduct, gross negligence, dishonesty which cause material harm to First Northwest or First Fed, or other fraudulent acts involving First Northwest or First Fed or First Northwest and First Fed’s business operations or in the performance of executive’s duties, including but not limited to executive’s refusal to comply with legal directives of the Board; (ii) a material breach of executive’s fiduciary duties to First Northwest or First Fed if such breach has not been remedied, or is not being remedied, to First Northwest and First Fed’s reasonable satisfaction within 30 days after written notice, including a detailed description of such breach, has been delivered to executive; (iii) Mr. Queyrouze’s material breach of the agreement or any confidentiality policy of First Northwest or First Fed; (iv) an act or omission that materially injures First Northwest or First Fed’s reputation, business affairs, or financial condition, if such injury could have been reasonably avoided by Mr. Queyrouze; or (v) Mr. Queyrouze’s conviction of or a plea of no contest or nolo contendere to a felony or crime involving dishonesty or moral turpitude. The agreement defines “Change in Control” as a change in the ownership or effective control or in the ownership of a substantial portion of the assets of the First Northwest or First Fed, within the meaning of Section 409A of the Code; provided, however that (i) an internal reorganization of First Northwest or First Fed or (ii) the placement of First Fed into receivership or conservatorship by the Federal Deposit Insurance Corporation does not constitute a “Change in Control.” The agreement defines “Good Reason” as, in the absence of Mr. Queyrouze’s written consent, any of the following: (i) a material reduction in Mr. Queyrouze’s base salary; (ii) a relocation of Mr. Queyrouze’s physical place of employment by more than 35 miles; or (iii) a material adverse change in Mr. Queyrouze’s authority, duties, or responsibilities (other than temporarily while Mr. Queyrouze is physically or mentally incapacitated or as required by applicable law); provided however, that Good Reason is also subject to notice requirements and providing First Northwest and First Fed with the opportunity to cure the Good Reason.

Change in Control Plan

Mr. Edelstein and Mr. Henderson are not subject to employment agreements. However, Mr. Edelstein and Mr. Henderson participate (in such capacity, each a “Participant”) in the First Fed Bank Amended Executive Change in Control Plan (the “CIC Plan”), which became effective on February 24, 2025. Mr. Queyrouze was not selected as a Participant in the CIC Plan because his employment agreement already addresses treatment in the event of a change in control.

As Participants under the CIC Plan, if Mr. Edelstein’s or Mr. Henderson’s employment with First Fed is terminated by First Fed other than for Cause (as defined below) or by the Participant for Good Reason (as defined below) after the execution of an agreement expect to result in a Change in Control (as defined below) or, if earlier, after First Fed’s initial public announcement of such Change in Control but in either event no later than 24 months following the occurrence of the Change in Control, the Participant will be entitled to receive lump sum cash payments within five business days following the termination as follows: (1) an amount equal to earned but unpaid base salary, expense reimbursements, unused paid time off accrued through the termination date, and earned but unpaid short- and long-term incentive compensation for the year prior to the year of termination; (2) the pro rata amount of the Participant’s target bonus for the year in which the termination occurs through the termination date; (3) an amount equal to two times the sum of (a) the greater of (x) the Participant’s base salary in effect as of the effective date of the Change in Control and (y) the Participant’s base salary in effect as of the termination date, plus (b) the Participant’s target bonus for the year in which the termination occurs; and (4) an amount equal to the monthly cost of COBRA coverage for 18 months.

EXECUTIVE COMPENSATION

The definition of “Cause” in the CIC Plan includes conviction of a felony or crime involving moral turpitude, an act of fraud or the willful commission of an act likely to cause substantial economic damage to First Fed, a continuing willful failure to perform the Participant’s duties, and a material breach of First Fed’s Code of Ethics or a court or agency requiring termination of the Participant’s employment. “Good Reason” includes (i) a material reduction in the Participant’s base salary and/or aggregate incentive compensation, (ii) a material reduction in the Participant’s authority, duties, or responsibilities, (iii) the failure to reappoint the Participant to the Participant’s executive position, (iv) relocation of the Participant’s physical place of employment by more than 40 miles, and (v) the failure of First Fed to obtain the assumption of the CIC Plan by any successor. “Change in Control” is defined as a change in ownership of First Northwest or First Fed, a change in the effective control of First Northwest or First Fed or a change in the ownership of a substantial portion of the assets of First Northwest or First Fed, in each case as elaborated in the CIC Plan.

Section 280G Treatment

Sections 280G and 4999 of the Code provide that, if payments made in connection with a change in control equal or exceed three times a disqualified individual’s base amount, then a portion of those payments are deemed to be “excess parachute payments.” “Change in Control” is defined in Section 280G of the Code and a “disqualified individual” generally includes officers and other highly-compensated service providers. An executive’s “base amount” is generally the average of the executive’s taxable compensation for the last five years preceding the year in which a change in control occurs. Individuals are subject to a 20% excise tax on the amount of such excess parachute payments, and First Northwest and First Fed would not be entitled to deduct the amount of such excess parachute payments. Mr. Queyrouze’s employment agreement provides that severance and other payments payable upon a change in control, that constitute parachute payments and would be subject to the excise tax, must be reduced until no amount payable to Mr. Queyrouze would be subject to the excise tax. Under the CIC Plan, in the event that any benefits payable to a Participant constitute “excess parachute payments”, such benefits must either be (i) paid to the Participant in full or (ii) reduced until no amount payable to the Participant would be subject to the excise tax, whichever amount will, on an after-tax basis, provide the Participant with the greatest amount of benefits.

PROPOSAL 2:

APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION -
REMOVAL OF SUPERMAJORITY VOTING PROVISIONS

Our Board recommends that shareholders approve the proposed Second Amended and Restated Articles of Incorporation (the “Articles”) attached to this Proxy Statement as Appendix A. If approved, the proposed amendments would remove the 80% supermajority voting requirements for amendments to the Articles and instead require approval by a majority of the outstanding voting shares for specified actions. Other proposed changes include (1) removing potential limitations on voting by beneficial owners of more than 10% of First Northwest’s common stock in Section C of Article IV, (2) removing Article IX regarding voting on business combinations in its entirety, and (3) revising Article VII to permit shareholders to remove directors with or without cause, as well as changing the vote requirement from 80% to a majority of the shares eligible to vote. Proposed changes associated with this Proposal 2 are presented in Appendix A in red, underlined text for the reader’s convenience. Readers with color vision concerns are encouraged to contact the Company at shareholder@ourfirstfed.com for accessible materials. The description in this Proxy Statement of the proposed changes to the Articles is qualified in its entirety by reference to, and should be read in conjunction with, the full text of Appendix A.

Our current Articles of Incorporation, as amended through June 3, 2022, provide that virtually all substantive provisions contained therein may be amended only with the approval of holders of at least 80% of the outstanding shares of First Northwest’s capital stock. Exceptions include provisions relating to the name of the corporation and a change in the authorized shares of First Northwest capital stock. Thus, virtually all provisions relating to shareholder rights and other significant corporate actions in the Articles of Incorporation cannot be amended other than by an 80% supermajority vote, including, without limitation, rights to call a special meeting of shareholders, preemptive rights, election and removal of directors, director indemnification, amendments to the Articles of Incorporation and Bylaws, and advance notice of shareholder nominations for election as director and other proposals. In addition, as noted above, if Proposal 2 is approved, Article IV.C, which limits the number of votes that a beneficial owner of more than 10% of our outstanding common stock may cast on a business combination, unless otherwise permitted by vote of a majority of the full Board (including vacancies), as well as Article IX regarding voting on business combinations, will be deleted. In addition, removal of directors without cause by the shareholders will be permitted, and the 80% supermajority vote will be reduced such that future approvals of amendments to the Articles of Incorporation will require only the affirmative vote of holders of a majority of the outstanding shares entitled to vote as provided in the Articles or the Washington Business Corporation Act if Proposal 2 is approved, subject to additional requirements of the Washington Business Corporation Act, including those governing voting by separate voting groups of shareholders, if applicable. If Proposal 2 is approved, the corresponding changes to the Second Amended and Restated Articles of Incorporation as set forth in Appendix A will be effective upon filing with the Washington Secretary of State, subject to any requisite regulatory approvals.

Approval of the Second Amended and Restated Articles of Incorporation will require the affirmative vote of 80% of the votes entitled to be cast at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

The Board of Directors unanimously recommends a vote FOR approval of Proposal 2.

PROPOSAL 3:

APPROVAL OF THE AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, on the Compensation Committee’s (referred to in this section as the “Committee”) recommendation and subject to shareholder approval, the First Northwest Bancorp Amended and Restated 2020 Equity Incentive Plan (the “Amended Plan”) attached to this Proxy Statement as Appendix B. The Amended Plan updates and restates First Northwest’s existing 2020 Equity Incentive Plan, which was originally approved by shareholders in May 2020.

The Company has historically maintained an equity compensation program for the benefit of its employees and directors. The Board believes the Amended Plan, by increasing shares available for issuance from 520,000 to 820,000, supports the long‑term interests of shareholders by aligning compensation with stock ownership and sustained Company performance. As of the Record Date, there were 62,552 shares available for issuance under the 2020 Plan. We have proposed the increase, as we anticipate the number of shares currently available that will be insufficient to meet our projected hiring needs as well as current growth strategy over the next three to four years.

In determining the number of additional shares needed for new awards under the Amended Plan, we took into consideration our stock price, business performance, competitive pay-for-performance philosophy, regulatory requirements, historical experience and expected use of equity-based awards in future years. We further considered the number of shares underlying outstanding awards, which as of the Record Date, was 167,687, comprised of 143,223 RSAs and 24,464 PSAs.

Based on the above considerations, the Board approved the increase in shares available for issuance under the Amended Plan by an additional 300,000 shares. We currently anticipate that the proposed 300,000 additional shares, together with the 62,552 remaining available shares will support awards over the next three to four years. The proposed additional 300,000 shares represent 3.16% of our outstanding common stock as of the Record Date. There are no other shares remaining available under prior equity plans.

In addition to the increase in available shares for issuance, the amendments modernize the existing plan and reflect current governance and market practices. Overall, we believe these changes support the Company’s ability to attract and retain experienced leadership, while preserving disciplined equity usage and avoiding a material increase in benefits. The Board determined that the Amended Plan appropriately balances shareholder alignment, talent retention, and sound risk management.

The 2020 Equity Incentive Plan was adopted to serve as First Northwest’s primary vehicle for equity‑based compensation following the expiration of the Company’s prior equity plan. The Amended Plan continues to serve this purpose, while reflecting updates intended to align the Amended Plan with current governance practices, regulatory requirements, and compensation objectives. The Amended Plan generally preserves the structure of the existing plan and does not materially increase the benefits available under the plan.

Proposed changes associated with this Proposal 3 are presented in Appendix B in red, underlined text for the reader’s convenience. Readers with color vision concerns are encouraged to contact the Company at shareholder@ourfirstfed.com for accessible materials. The description in this Proxy Statement of the proposed changes to 2020 Equity Incentive Plan is qualified in its entirety by reference to, and should be read in conjunction with, the full text of Appendix B.

SUMMARY OF KEY CHANGES

Below is a summary of the key changes in the Amended Plan:

Updated Definitions

The Amended Plan updates the definitions of “change in control” and “fair market value.”

Updated Administrative Provisions
The Amended Plan removes administrative provisions addressing the composition of the Committee and the rules regarding what constitutes a quorum, as these provisions are contained in the Committee’s charter. The Amended Plan also clarifies when participant consent is not required to amend an outstanding award agreement, and the Amended Plan has been revised to remove references to non-compete provisions contained in award agreements. The permitted treatment of fractional shares has also been updated.

PROPOSAL 3

Increase in Share Reserve and Plan Term Clarifications
The Amended Plan increases the number of shares available for issuance under the Amended Plan. The Amended Plan will be effective on the date it is approved by the Company’s shareholders, and will terminate 10 years after this date (unless terminated by the Board on an earlier date).

Change in Control Treatment
The Amended Plan provides additional flexibility to the Company regarding the permitted treatment of outstanding awards in the event of a change in control.

Increased Non‑Employee Director Compensation Limit
The Amended Plan increases the annual limit on total compensation payable to non‑employee directors from $150,000 to $175,000, addressing inflation and reflecting current market practices.

SUMMARY OF THE AMENDED PLAN

Below is a summary of the material terms of the Amended Plan.

Administration. The Committee administers the Amended Plan and has full power and authority to administer the Amended Plan in its sole discretion, including the authority to: construe and interpret the Amended Plan and award agreements; promulgate, amend, and rescind rules and procedures relating to implementation of the Amended Plan; select who will be granted awards under the Amended Plan; determine the types, number, and terms of awards; determine the number of shares or share equivalents subject to awards; establish option exercise prices and other pricing features; determine fair market value of shares where no public market exists for such shares; accelerate vesting and waive restrictions as permitted under the Amended Plan; and determine whether requirements of continuous service have been met by a Participant (as defined below). Under its charter, the Committee must consist of three or more members who are non-employee directors of First Northwest, each of whom satisfies the applicable independence criteria of the stock exchange or quotation system on which First Northwest's common stock may then be listed or quoted and be a "non-employee director" as defined by Rule 16b-3 promulgated under the Exchange Act.

Eligibility. Employees of the Company and its affiliates (including employees who may also be directors of the Company or its affiliates) and non-employee directors are eligible to receive awards under the Amended Plan as selected by the Committee in its discretion. Such persons are referred to in this section as "Participants." As of Record Date, eight non-employee directors, five executive officers, and approximately 232 other employees were eligible to receive awards under the Amended Plan, upon shareholder approval. Subject to adjustment (as described below), compensation paid to non-employee directors of the Company or its affiliates in any calendar year may not exceed a total of $175,000 per director, including all cash compensation and the value of all awards granted under the Amended Plan, but excluding earnings on nonqualified deferred compensation.

Stock Available for Issuance under the Amended Plan. Subject to adjustment (as described below), a maximum of 820,000 shares of First Northwest common stock may be made the subject of awards under the Amended Plan. This amount will be adjusted in the event of certain changes in First Northwest’s capitalization.

If an award is canceled or expires for any reason prior to having been fully vested or exercised, or is exchanged for another award, or is otherwise forfeited, all shares covered by such award will be added back to the number of shares available for future awards. The shares subject to awards that are payable or settled solely for cash also will not reduce the number of shares available for future awards. In no event will any of the following shares again become available for other awards: (i) shares tendered or withheld in respect of taxes; (ii) shares tendered or withheld to pay the exercise price of options; (iii) shares repurchased by First Northwest from the Participant with the proceeds from the exercise of options; and (iv) the total number of shares underlying exercised stock appreciation rights, not just the net number of shares issued.

The 362,552 shares that will be available for issuance under the Amended Plan represent approximately 3.82% of outstanding shares as of the Record Date. The closing sale price of First Northwest’s common stock on the Record Date, was $8.51 per share.

PROPOSAL 3

Duration of the Amended Plan. The Amended Plan will terminate ten years after its effective date or, if earlier, when the plan is otherwise terminated by the Board. Termination of the Amended Plan will not affect outstanding awards.

Description of Awards under the Amended Plan. The Committee may make awards to eligible Participants of incentive stock options ("ISOs"), non-qualified stock options ("Nonqualified Options"), stock appreciation rights ("SARs"), restricted shares ("Restricted Shares"), restricted share units ("RSUs"), and performance shares. The general terms of such awards are summarized below. Each award will be evidenced by a written agreement between First Northwest and the Participant with such terms and conditions as are approved by the Committee in its discretion, subject to the provisions of the Amended Plan.

Stock Options. Options granted under the Amended Plan provide Participants with the right to purchase shares at a predetermined exercise price. The Committee may grant ISOs or Nonqualified Options. Each award agreement will state the option exercise price per share of common stock purchasable under the option, which may not be less than 100% of the fair market value of a share on the date of grant for all options. The applicable award agreement will specify when the option becomes exercisable, which may be in full or graduated amounts based on continuation of service over a specified period, satisfaction of performance goals, a combination or continuous service and satisfaction of performance goals or other criteria. No option may be exercised after the expiration of its term, which may not be longer than ten years from the date of grant. The Committee will determine the terms of each ISO or Nonqualified Option at the time of grant.

Special rules apply for ISOs. The terms of ISOs and the applicable award agreement must conform to the statutory and regulatory requirements of Section 422 of the Code. ISOs may only be granted to employees of First Northwest or its affiliates. The maximum number of shares as to which ISOs may be granted under the Amended Plan is [x].

SARs. A SAR is an award entitling a Participant to receive an amount equal to the excess (or, if the Committee determines at the time of grant, a portion of the excess) of the fair market value of a share of common stock on the date of exercise of the SAR over the base price multiplied by the number of shares as to which the SAR is being exercised. The base price may not be less than 100% of the fair market value of a share on the date of grant. Upon the exercise of a SAR, payment may be made in cash, shares of common stock, in other property, or in any combination of the foregoing, or in any other form, as the Committee may determine. No stock appreciation right may be exercised after the expiration of its term, which may not be longer than ten years from the date of grant.

Restricted Shares. A Restricted Share is an award of shares to a Participant that is subject to such terms and conditions as the Committee deems appropriate, including, for example, completing a specified number of years of service. No cash or other consideration need be paid for shares subject to an award of Restricted Shares. Any portion of an award of Restricted Shares that is not vested because the specified conditions were not met is forfeited.

Restricted Stock Units. RSUs are units (with each unit having a value equivalent to one share) granted to a Participant on such terms as the Committee may determine, including, for example, a requirement that the Participant forfeit such RSUs upon termination of employment (or service as a non-employee director) for specified reasons. Upon vesting of an award of RSUs, the Participant is entitled to receive a payment in an amount equal to the aggregate fair market value of the shares covered by such RSUs at the end of the applicable restriction period. Payment may be made in cash, in installments, in unrestricted shares equal to the number of RSUs, or in any other manner or combination as determined by the Committee.

Performance Shares. A performance share represents a right of a Participant to an actual share or a share unit having a value equal to one share of common stock. The Committee will determine whether and to whom performance awards will be made, the performance goals applicable to each award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the performance shares. Payment with respect to performance shares will be in cash or in shares of common stock as specified in the award agreement. Following the end of the performance period, a Participant holding performance shares will be entitled to receive payment of an amount, not exceeding the maximum value of the performance shares, based on the achievement of the performance goals for such performance period, as determined by the Committee.

Provisions Governing All Awards. All awards under the Amended Plan are subject to the following provisions:

Minimum Vesting Period. Other than upon the death or disability of a Participant if the Committee so determines, and except in certain circumstances in connection with a change in control as described below, no award may vest in whole or in part prior to the first anniversary of the grant of such award; provided that this provision will not apply to awards for up to an aggregate of 26,000 shares.

PROPOSAL 3

Performance Goals. If an award is intended to be performance-based, the Committee will establish performance goals for specific performance periods on the basis of such criteria as the Committee may select, such as performance criteria for the Company or an affiliate, an operating group or a branch, a Participant's individual performance, or a combination of both. Performance goals may be objective or subjective.

No Repricing. No options or SARs may be repriced, replaced, regranted through cancellation, or modified without shareholder approval (except in connection with a change in First Northwest’s capitalization or similar event), if the effect would be to reduce the exercise or base price for the shares underlying the award.

Rights as Shareholders. No Participant will have any rights of a shareholder with respect to shares subject to an award until such shares are issued in the name of the Participant. Unless the award agreement for Restricted Shares provides otherwise, a Participant will have voting rights with respect to unvested Restricted Shares that have not been forfeited. Cash dividends on unvested Restricted Shares will be accrued and paid to the Participant upon vesting; cash dividends on forfeited Restricted Shares will also be forfeited.

Termination of Employment. The terms and conditions under which an award may be exercised, if at all, after a Participant's termination of employment or service as a non-employee director will be determined by the Committee and specified in the applicable award agreement.

Nontransferability of Awards. Unless otherwise determined by the Committee with regard to transfers for no consideration, awards granted under the Amended Plan are not transferable other than by will or the laws of descent and distribution and may be exercised (if exercise is applicable) during the Participant’s lifetime only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant’s guardian or legal representative.

Clawback and Recovery. All compensation pursuant to awards granted under the Amended Plan are subject to recoupment under First Northwest's clawback policy, as well as any future policies that may be adopted by First Northwest.

Change in Control. The Amended Plan provides that in the event of a change in control the Committee, in its sole discretion, may provide for the following treatment of outstanding awards granted under the Amended Plan (either separately for each award or uniformly for all awards): (i) for Options or SARs to become vested and immediately exercisable; (ii) for Restricted Shares or RSUs to become non-forfeitable; (iii) for assumption or substitution of awards; (iv) for awards to be cancelled in exchange for cash (or other consideration) equal to the value of the shares of Company common stock underlying those awards on the date of the change in control (the “Transaction Consideration”), provided no cash or other consideration will be provided for Options or SARs with an exercise price greater than the Transaction Consideration; or (v) such other modifications, substitutions, adjustments, or amendments to outstanding awards or the Amended Plan as the Committee deems necessary or appropriate, to the extent allowed under applicable law and the terms of the Amended Plan.

If a change in control occurs prior to the vesting of all or a portion of an award of performance shares, the award or portion thereof that is outstanding on the date the change in control occurs will become payable based on (a) achievement of all relevant performance goals at the target level or (b) actual achievement of such performance goals as of the date the change in control occurs, whichever calculation yields the higher payment amount. With respect to all other awards, if a Participant’s employment or service as a non-employee director is terminated involuntarily (other than for cause) during the 365-day period following the date that the change in control occurs, each outstanding non-vested award held by the Participant generally will become vested in full as of such termination date, unless the acquiring company does not either assume the outstanding award or replace the outstanding award with an equivalently-valued award, in which event the outstanding awards will vest in full on the date the change in control occurs.

PROPOSAL 3

Amendment and Termination. The Amended Plan may be amended by the Board at any time, but no such amendment will be effective unless approved by First Northwest’s shareholders to the extent that such approval is required to satisfy applicable law or securities exchange listing requirements. The Board may also terminate the Amended Plan at any time, but termination will not affect outstanding awards. The Committee, at any time, and from time to time, may amend the terms of any outstanding awards for any reason. Participant consent to the amendment of the Amended Plan or an outstanding award is required unless: (i) the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights (it being understood that cancellation of an award and payment of the value of the vested portion of the award to the Participant shall not materially and adversely affect the Participant’s rights); (ii) the change is permitted under the Amended Plan; or (iii) the Committee determines the action is required or advisable to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard.

Expected Federal Income Tax Consequences. The following is a general discussion of certain U.S. federal income tax consequences relating to awards granted under the Amended Plan. This discussion is not intended to constitute tax advice, does not address all aspects of U.S. federal income taxation, does not discuss state, local, employment, and foreign tax issues, and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations, and rulings, which could be altered materially with enactment of any new tax legislation. Participants should consult their own tax advisors because the summary below may not apply to a Participant’s particular situation.

Under the Code, First Northwest will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to awards. For Participants, the expected U.S. tax consequences of awards are as follows:

Nonqualified Options. A Participant will not recognize income at the time a Nonqualified Option is granted. At the time a Nonqualified Option is exercised, the Participant will recognize ordinary income (and will be subject to FICA taxes) in an amount equal to the excess of (i) the fair market value of the shares issued to the Participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Nonqualified Option, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs. A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will be included in the Participant’s alternative minimum taxable income). If the shares are not disposed of within the later of two years from the date the ISO was granted or one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If either of these holding period requirements are not met, then a "disqualifying disposition" occurs and (i) the Participant recognizes ordinary income (but will not be subject to FICA taxes) in the amount by which the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disqualifying disposition) exceeded the exercise price for the ISO and (ii) any excess amount realized on the disqualifying disposition over the fair market value of the shares at the time of exercise will be characterized as capital gain. If the amount the Participant realizes from a disqualifying disposition is less than the exercise price paid and the loss sustained upon the disposition would otherwise be recognized, the Participant will not recognize any ordinary income from the disqualifying disposition and instead the Participant will recognize a capital loss.

Stock Appreciation Rights. A Participant will not recognize income at the time of grant of a SAR. Upon exercise of a SAR, the Participant will recognize ordinary income (and will be subject to FICA taxes) in an amount equal to the value of any cash or shares that the Participant receives. At the time of sale of any shares acquired pursuant to the settlement of a SAR, the appreciation (or depreciation) in value of the shares after the date of settlement will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Restricted Shares. In general, a Participant will not recognize income at the time of grant of Restricted Shares unless the Participant elects with respect to the Restricted Shares to accelerate income taxation to the date of the award, as described further below. In the absence of an election to accelerate income taxation to the date of an award, upon lapse of the forfeiture conditions or transfer restrictions (the "vesting date"), a Participant will recognize ordinary income (and will be subject to FICA taxes) equal to the fair market value of the Restricted Shares on the vesting date (less any amount the Participant paid for such Restricted Shares). If permitted by the applicable award agreement, a Participant may, within 30 days after the date of the grant, elect to immediately recognize (as ordinary income, and subject to FICA taxes) the fair market value of the Restricted Shares (less any amount the Participant paid for the Restricted Shares), determined as of the date of grant (without regard to the forfeiture conditions and transfer restrictions). This election is made pursuant to Section 83(b) of the Code. If a Participant making such an election later forfeits the Restricted Shares, no deduction or capital loss will be available to the Participant (even though the Participant previously recognized ordinary income with respect to such Restricted Shares).

PROPOSAL 3

Restricted Stock Units and Performance Shares. In general, a Participant will not recognize income at the time of grant of RSUs or performance shares. A Participant will recognize ordinary income (and will be subject to FICA taxes) equal to the value of any cash or unrestricted shares that the Participant receives in settlement of an award, and in some cases FICA taxes will be due upon vesting. At the time of sale of any shares acquired pursuant to the settlement of RSUs or performance shares, the appreciation (or depreciation) in value of the shares after the date of settlement will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Payment of Exercise Price or Tax Withholding in Shares. The Committee may permit Participants to pay all or a portion of the exercise price of stock options or tax withholding obligations upon exercise or vesting of an award by tendering previously acquired shares of common stock or by relinquishing a portion of the shares otherwise issuable upon exercise or vesting. If an option is exercised and payment is made in shares the Participant already owns, there generally is no taxable gain or loss to the Participant other than any gain recognized as a result of exercise of the option, as described above. A number of new shares equal to the number of shares transferred to pay the exercise price will have a basis equal to the basis of the transferred shares and the same holding period as the transferred shares. (If ISO shares are used to exercise a nonqualified option, a number of the new shares equal to the number of ISO shares transferred to pay the exercise price of the nonqualified option will also be treated as ISO shares subject to the same holding periods as the original ISO shares.) The remainder of the new shares will have a new holding period and a basis equal to (a) for nonqualified options, the fair market value of those shares on the exercise date or (b) for ISOs, zero.

Special Tax Provisions. A Participant will also be subject to a 3.8% tax on the lesser of (i) the Participant’s "net investment income" for the relevant tax year and (ii) the excess of the Participant’s modified adjusted gross income for the taxable year over a certain threshold. Net investment income generally includes net gains from the disposition of shares. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of First Northwest may be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code, the Participant may be subject to a 20% excise tax, and, if this is the case, First Northwest will be denied a tax deduction equal to the amount of such excess parachute payment.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

First Northwest currently maintains one equity-based compensation plan, the 2020 Equity Incentive Plan, which was approved by the shareholders in 2020. An amendment thereto is proposed herein. The following table summarizes share and exercise price information about First Northwest Bancorp's equity compensation plans as of December 31, 2025.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders:
First Northwest Bancorp 2020 Equity Incentive Plan[1]	—	N/A	95,789
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	—	—	95,789

[1] Shareholders approved the First Northwest Bancorp 2020 Equity Incentive Plan (the "2020 Plan") on May 5, 2020. As of December 31, 2025, 162,097 restricted shares were outstanding under the 2020 Plan and no stock options have been awarded. The restricted shares will vest in accordance with the 2020 Plan. All of the shares shown in column (c) may be granted under the 2020 Plan in the form of restricted shares, as well as other types of awards. No additional awards may be made under the First Northwest Bancorp 2015 Equity Incentive Plan (the "2015 Plan"), which was approved by shareholders on November 16, 2015. As of December 31, 2025, 0 restricted shares and no options remained outstanding under the 2015 Plan.

PROPOSAL 3

VOTE REQUIRED AND BOARD RECOMMENDATION

Approval of the Amended Plan requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non‑votes do not constitute votes cast and therefore will have no effect on the outcome of the vote.

The Board of Directors believes that the Amended Plan is in the best interests of the Company and its shareholders and will continue to support the Company’s ability to attract, retain, and motivate key employees and directors through equity‑based compensation.

The Board of Directors unanimously recommends a vote FOR approval of Proposal 3.

PROPOSAL 4:

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, we are required to periodically include in our Annual Meeting Proxy Statement and present at the Annual Meeting of Shareholders a non-binding shareholder resolution to approve the compensation of our named executive officers, as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in the Proxy Statement. We currently hold our say-on-pay vote every year. Over 67 percent of the votes cast on our say-on-pay proposal in 2025 were voted in favor of the proposal. The proposal will be presented at this year’s Annual Meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of First Northwest Bancorp’s named executive officers, as disclosed in the Executive Compensation section, the compensation tables, and related material in First Northwest’s Proxy Statement for the 2026 Annual Meeting of Shareholders.

This vote will not be binding on our Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board. It will also not affect any compensation paid or awarded to any executive. The Compensation Committee and the Board may, however, consider the outcome of the vote when assessing future executive compensation arrangements.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of First Northwest and First Fed, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible the interests of management and shareholders. Our Board of Directors believes that our compensation policies and procedures achieve these objectives.

Approval, on a non-binding advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast, individually or by proxy, at the Annual Meeting. Abstentions and broker non-votes do not constitute votes cast and therefore will have no effect on the outcome of the proposal.

The Board of Directors unanimously recommends a vote FOR approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

AUDIT COMMITTEE REPORT

The Audit Committee of the First Northwest Board of Directors reports as follows with respect to First Northwest’s audited financial statements for the year ended December 31, 2025:

•	the Audit Committee has completed its review and discussion with management of the audited financial statements for the year ended December 31, 2025;

•

the Audit Committee has discussed with the independent auditor, Baker Tilly US, LLP, the matters required to be discussed by the applicable requirements of the SEC and the Public Company Accounting Oversight Board;

•

the Audit Committee has received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence; and

•

the Audit Committee has, based on its review and discussions with management of the audited financial statements and discussions with the independent auditor, recommended to the Board of Directors that First Northwest’s audited financial statements for the year ended December 31, 2025, be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:

Lynn A. Terwoerds (Chair)

Sherilyn G. Anderson

Dana D. Behar

Sean P. Brennan

Cindy H. Finnie

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such acts.

PROPOSAL 5:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has appointed Baker Tilly US, LLP (“Baker Tilly”) as our independent auditor for the year ending December 31, 2026. You are asked to ratify the appointment of Baker Tilly at the Annual Meeting. Although shareholder ratification of the appointment of Baker Tilly is not required by our Bylaws or otherwise, our Board of Directors is submitting this appointment to shareholders for their ratification at the Annual Meeting as a matter of good corporate practice. If the appointment of Baker Tilly is not ratified by our shareholders, the Audit Committee may appoint another independent auditor, or it may decide to maintain its appointment of Baker Tilly. Even if the appointment of Baker Tilly is ratified by the shareholders at the Annual Meeting, the Audit Committee, in its discretion, may select a different independent auditor at any time during the year. Baker Tilly served as our independent auditor for the year ended December 31, 2025, and a representative of the firm is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

Ratification of the appointment of Baker Tilly as our independent auditor requires the affirmative vote of a majority of the votes cast, individually or by proxy, at the Annual Meeting. Abstentions and broker non-votes do not constitute votes cast and therefore will have no effect on the outcome of the proposal.

The below table sets forth the aggregate fees billed to First Northwest and First Fed for professional services rendered by Baker Tilly (previously Moss Adams LLP) for the years ended December 31, 2024, and December 31, 2025.

NAME	YEAR ENDED DECEMBER 31, 2024	YEAR ENDED DECEMBER 31, 2025
Audit fees	$663,000	$665,189
Audit-related fees	$47,100	$48,300
Tax fees	$70,700	$41,900
All other fees	$0	$0

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditor and the estimated fees for these services in connection with its annual review of its charter. In considering non-audit services, the Audit Committee will consider various factors, including whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor. All of the services provided by Baker Tilly US, LLP during the year ended December 31, 2025, were approved by the Audit Committee. Audit-related fees reflect services provided in association with First Fed’s 401(k) Plan audit and regulatory filings as well as the audit of First Northwest’s employee stock ownership plan. Tax fees reflect services related to preparing corporate tax returns and all other fees reflect services provided in association with consent procedures on registration statements filed with the SEC for compensation plans.

Change in Independent Registered Public Accounting Firm

As previously reported on the Company’s Current Report on Form 8-K dated June 4, 2025 (the “Current Report”), the Company received notice on June 3, 2025 that Moss Adams LLP (“Moss Adams”), the Company’s independent registered public accounting firm at the time, had merged with and into Baker Tilly. In connection with the merger, the Audit Committee of the Company’s Board of Directors approved the appointment of Baker Tilly, as the successor to Moss Adams, as the Company’s independent registered public accounting firm.

The audit reports of Moss Adams on the Company’s consolidated financial statements for the years ended December 31, 2024 and 2023, and for each of the three-years in the period ended December 31, 2024, and internal control over financial reporting as of December 31, 2024, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2024 and 2023, and the subsequent interim period through June 3, 2025, there were no (a) disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moss Adams’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. The Company provided the Moss Adams accountants now at Baker Tilly with a copy of the Current Report prior to its filing with the SEC and Moss Adams provided the requested letter confirming that they agreed with the statements made therein.

PROPOSAL 5

During the years ended December 31, 2024 and 2023, and the subsequent interim period through June 3, 2025, neither the Company, nor anyone on its behalf, consulted with Baker Tilly regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a "reportable event," as described in Item 304(a)(1)(v) of Regulation S-K.

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of Baker Tilly US, LLP as our independent auditor.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2027 Annual Meeting of Shareholders must be received at the executive office at 105 W. Eighth Street, Port Angeles, Washington 98362, no later than December 10, 2026, in order to be eligible for inclusion in our printed proxy materials. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act, and as with any shareholder proposal (regardless of whether included in our proxy materials), our Articles of Incorporation and Bylaws.

Our Articles of Incorporation provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 or more than 120 days prior to the date of the meeting; provided that if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the shareholder must be received not later than the close of business on the later of (i) the 90th day before such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person’s name, age, business address, and number of shares of common stock held, a written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected, and certain other information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought before the annual meeting must state the shareholder’s name, address, and number of shares of common stock held, a brief discussion of the business to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any interest of the shareholder in the proposal.

QUESTIONS AND ANSWERS

ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

WHO IS ENTITLED TO VOTE?

We have fixed the close of business on March 20, 2026, as the record date for shareholders entitled to receive notice of and to vote at our Annual Meeting. Only holders of record of First Northwest’s common stock on that date are entitled to receive notice of and to vote at the Annual Meeting. You are entitled to one vote for each share of First Northwest common stock you own unless you own more than ten percent of First Northwest’s outstanding shares. On March 20, 2026, the voting record date, there were 9,499,300 shares of First Northwest common stock outstanding and entitled to vote at the Annual Meeting.

HOW CAN I ATTEND THE ANNUAL MEETING?

The Annual Meeting will be conducted in person at Field Arts and Events Hall, 201 W. Front Street, Port Angeles, Washington 98362. You are entitled to participate in the Annual Meeting only if you were a shareholder of First Northwest as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The meeting will begin promptly at 4:00 p.m. (Pacific Time) on May 19, 2026. We encourage you to arrive at the meeting prior to the start time, leaving ample time for the check-in. Please follow the registration instructions as outlined in this Proxy Statement.

HOW DO I REGISTER TO ATTEND THE ANNUAL MEETING?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting. Please follow the instructions on the notice or proxy card that you received.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

HOW DO I VOTE AT THE ANNUAL MEETING?

Proxies are solicited to provide all shareholders of record as of the voting Record Date an opportunity to vote on matters scheduled for the Annual Meeting as described in these materials. You are a shareholder of record if your shares of First Northwest common stock are held in your name. If you are a beneficial owner of First Northwest common stock held by a broker, bank, or other nominee (i.e., in “street name”), please see the instructions below under “What If My Shares Are Held in Street Name?”

Shares of First Northwest common stock can only be voted by the shareholder or by proxy at the Annual Meeting. To ensure your representation at the Annual Meeting, we recommend you vote by proxy even if you plan to attend the Annual Meeting. You can vote by telephone or the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail. You may also vote by signing, dating, and returning the proxy card or voting instruction form if you requested a copy of the proxy materials by mail. You can always change your vote at the Annual Meeting if you are a shareholder of record and attend the meeting in person.

Shares of First Northwest common stock represented by properly executed proxies will be voted by the Board of Directors in accordance with the shareholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as to how to vote at the Annual Meeting, the Board will vote the shares as reflected in the following table:

MATTER		BOARD VOTE RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
Proposal 1	Election of nine directors to serve a one-year term;	FOR each nominee	4
Proposal 2	Approval of the Second Amended and Restated Articles of Incorporation of First Northwest Bancorp to, among other changes, remove supermajority voting provisions and permit removal of directors by the shareholders with or without cause;	FOR	25
Proposal 3	Approval of the Amended and Restated 2020 Equity Incentive Plan;	FOR	26
Proposal 4	An advisory (non-binding) vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement; and	FOR	33
Proposal 5	Ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the year ending December 31, 2026.	FOR	35

If any other matters are properly presented at the Annual Meeting for action, the Board of Directors will have the discretion to vote on these matters in accordance with its best judgment. We do not currently expect that any other matters will be properly presented for action at the Annual Meeting.

You may receive more than one Notice of Internet Availability of Proxy Materials depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse, and some in trust for your children. In this case, you will receive three separate (but similar) notices explaining how to access the proxy materials and vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Our proxy materials are available at www.proxydocs.com/FNWB. The following materials are available for review:

•	Proxy Statement;
•	Notice of Internet Availability of Proxy Materials (which includes directions on how to attend the Annual Meeting, where you may vote if you are a shareholder of record);
•	Proxy card; and
•	Annual Report to Shareholders.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

We provided electronic access to our proxy materials beginning on or about April __, 2026. On or about April __, 2026, we mailed to our shareholders the Notice of Availability of Proxy Materials, which contains instructions on how to access the Proxy Statement and our Annual Report via the Internet and how to vote online. The SEC allows the delivery of proxy materials to shareholders over the Internet. We believe that this offers a convenient way for shareholders to review the Annual Meeting materials, while also reducing printing and mailing expenses and lessening the environmental impact of paper copies.

WHAT IS “HOUSEHOLDING” AND HOW DOES IT AFFECT ME?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or proxy statement and annual report addressed to those shareholders. This process, commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Because we utilize the “householding” rules for proxy materials, shareholders who share the same address generally will receive only one copy of the Notice of Internet Availability of Proxy Materials or proxy statement and annual report, unless we receive contrary instructions from any shareholder at that address. If you prefer to receive multiple copies of the Notice of Internet Availability of Proxy Materials or proxy statement and annual report at the same address, additional copies will be provided to you promptly upon request. If you are a shareholder of record, you may obtain additional copies upon written or oral request to First Northwest Bancorp, Attn: Secretary, P.O. Box 351, Port Angeles, WA 98362, telephone: 800-800-1577. Eligible shareholder of record receiving multiple copies of the Notice of Internet Availability of Proxy Materials or proxy statement and annual report can request householding by contacting us in the same manner.

If you are a beneficial owner and hold your shares in a brokerage or custody account, you can request additional copies of the Notice of Internet Availability of Proxy Materials or proxy statement and annual report or you can request householding by notifying your broker, bank or other nominee.

WHAT IF MY SHARES ARE HELD IN STREET NAME?

If you are the beneficial owner of shares held in “street name” by a broker, your broker or other custodian is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, stock exchange rules permit your broker to vote the shares only with respect to discretionary items. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.”

If your shares are held in street name, you will need proof of ownership to be admitted to the Annual Meeting. A legal proxy issued by your broker, a recent brokerage statement, or a letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of common stock held in street name at the Annual Meeting, you will need to obtain a legal proxy in your name from the broker, bank, or other nominee who holds your shares.

HOW WILL MY SHARES HELD IN THE EMPLOYEE STOCK OWNERSHIP PLAN BE VOTED?

We maintain the First Northwest Bancorp Employee Stock Ownership Plan (“ESOP”) for the benefit of our employees. Each participant may instruct the ESOP trustees how to vote the shares of First Northwest common stock allocated to his or her account under the ESOP by completing the proxy card distributed by the administrator. If a participant properly executes the proxy card, the administrator will instruct the trustees to vote the participant’s shares in accordance with the participant’s instructions. Unallocated shares of First Northwest common stock held in the ESOP and allocated shares for which proper voting instructions are not received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions. To give the trustees sufficient time to vote, all vote authorization forms must be received by the ESOP third party administrator, Principal Trust Service, on or before May 14, 2026, at 4:00 p.m. (Pacific Time).

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

HOW WILL MY SHARES HELD IN THE FIRST FED 401(K) PLAN BE VOTED?

We also maintain the First Fed Bank 401(k) Plan for the benefit of our employees. First Northwest’s common stock is an investment choice for participants in the 401(k) Plan. Each participant may instruct the trustees how to vote the shares of First Northwest common stock allocated to his or her account under the 401(k) Plan by completing the proxy card distributed by the administrator, Principal Trust Service. If a participant properly executes the proxy card, the administrator will instruct the trustee to vote the participant’s shares in accordance with the participant’s instructions. Shares for which proper voting instructions are not received will be voted by the trustee as directed by the administrator. To give the trustee sufficient time to vote, all vote authorization forms must be received by the administrator on or before May 14, 2026, at 4:00 p.m. (Pacific Time).

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the meeting for any business to be conducted. The presence, at the meeting or by proxy, of at least a majority of the shares of First Northwest common stock entitled to vote at the Annual Meeting as of the Record Date will constitute a quorum. Abstentions and broker non-votes will be included in the number of shares considered to be present at the meeting for purposes of determining whether a quorum exists at the Annual Meeting.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held 120 days or more after the original meeting. An adjournment will have no effect on the business that may be conducted at the meeting.

MAY I REVOKE MY PROXY?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;
•

notifying the Corporate Secretary of First Northwest in writing (or if you hold your shares in street name, your broker, bank or other nominee) before the Annual Meeting that you have revoked your proxy; or

•	voting at the Annual Meeting.

If your shares are held in street name, you must obtain a validly executed legal proxy from your broker or other custodian indicating that you have the right to vote your shares.

MISCELLANEOUS

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10 percent of First Northwest’s common stock (with certain exceptions), to report their initial ownership of the common stock and any subsequent changes in that ownership to the SEC. The SEC has established filing deadlines for these reports, and we are required to disclose in this Proxy Statement any late filings or failures to file. Based solely on our review of reports filed electronically with the SEC and written representations provided to us by the above referenced persons, we believe that, during the year ended December 31, 2025, all filing requirements applicable to our executive officers, directors, and greater than 10 percent shareholders were properly and timely complied with, except with regard to David Edelstein who filed a late Form 4 on June 16, 2025, with respect to the withholding of shares incident to a vesting of restricted stock that occurred on May 7, 2025. The report was untimely due to an administrative error.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the Board of Directors.

We will bear the cost of solicitation of proxies and will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Northwest’s common stock. In addition to solicitations via the Internet and by mail, our directors, officers, and regular employees may solicit proxies personally or electronically or by telephone without additional compensation.

Our Annual Report to Shareholders, including the Annual Report on Form 10-K, has been made available to all shareholders of record as of the close of business on the Record Date for the Annual Meeting, and is available on our website at www.ourfirstfed.com under the “Investor Relations” tab.

By order of the Board of Directors

Allison R. Mahaney, EVP

Chief Legal Officer / Corporate Secretary

Port Angeles, Washington

April __, 2026

APPENDIX A

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

FIRST NORTHWEST BANCORP

ARTICLE I

Name

The name of the corporation is First Northwest Bancorp (the “Corporation”).

ARTICLE II

Duration

The duration of the Corporation is perpetual.

ARTICLE III

Purpose and Powers

The purpose for which the Corporation is organized is to act as a bank holding company and to transact all other lawful business for which corporations may be incorporated under the Washington Business Corporation Act (the “WBCA”). The Corporation shall have all and may exercise all the express, implied and incidental powers of a corporation organized under the WBCA.

ARTICLE IV

Capital Stock

The total number of shares of all classes of capital stock which the Corporation has authority to issue is 80,000,000, of which 75,000,000 shall be common stock of par value of $0.01 per share, and of which 5,000,000 shall be serial preferred stock of par value of $0.01 per share. The shares may be issued from time to time as authorized by the Board of Directors without further approval of the shareholders, except to the extent that such approval is required by governing law, rule or regulation. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the stated par value per share. Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable. Upon authorization by its Board of Directors, the Corporation may issue its own shares in exchange for or in conversion of its outstanding shares or distribute its own shares, pro rata to its shareholders or the shareholders of one or more classes or series, to effectuate stock dividends or splits, and any such transaction shall not require consideration.

Except as expressly provided by applicable law, these Second Amended and Restated Articles of Incorporation or by any resolution of the Board of Directors designating and establishing the terms of any series of preferred stock, no holders of any class or series of capital stock shall have any right to vote as a separate class or series or to vote more than one vote per share. The shareholders of the Corporation shall not be entitled to cumulative voting in any election of directors.

A description of the different classes and series (if any) of the Corporation’s capital stock and a statement of the designations, and the relative rights, preferences, limitations and voting powers of the shares of each class and series (if any) of capital stock are as follows:

A.    Common Stock. On matters on which holders of common stock are entitled to vote, each holder of shares of common stock shall be entitled to one vote for each share held by such holder.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and of sinking fund, retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the Board of Directors.

In the event of any liquidation, dissolution or winding up of the Corporation, the holders of the common stock (and the holders of any class or series of stock entitled to participate with the common stock in the distribution of assets) shall be entitled to receive, in cash or in kind, the assets of the Corporation available for distribution remaining after: (i) payment or provision for payment of the Corporation’s debts and liabilities; (ii) distributions or provision for distributions in settlement of the liquidation account established for certain depositors of First Fed Bank (“First Fed”) in connection with First Fed’s mutual-to-stock conversion; and (iii) distributions or provision for distributions to holders of any class or series of stock having preference over the common stock in the liquidation, dissolution or winding up of the Corporation. Each share of common stock shall have the same relative rights as and be identical in all respects with all the other shares of common stock.

B.    Serial Preferred Stock. The Board of Directors of the Corporation is authorized by resolution or resolutions from time to time adopted to provide for the issuance of preferred stock in series and to fix and state the voting powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof, including, but not limited to, determination of any of the following:

(a) The distinctive serial designation and the number of shares constituting such series;

(b)    The dividend rate or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

(c) The voting powers, full or limited, if any, of shares of such series;

(d)    Whether the shares of such series shall be redeemable and, if so, the price(s) at which, and the terms and conditions on which, such shares may be redeemed;

(e)    The amount(s) payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(f)    Whether the shares or such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price(s) at which such shares may be redeemed or purchased through the application of such fund;

(g)    Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, and, if so convertible or exchangeable, the conversion price(s), or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

(h) The price or other consideration for which the shares of such series shall be issued; and

(i)    Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

Each share of each series of preferred stock shall have the same relative rights as and be identical in all respects with all other shares of the same series.

~~C.     1. Notwithstanding any other provision of these Articles of Incorporation, in no event shall any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of shareholders entitled to vote on any matter, beneficially owns in excess of 10% of the then-outstanding shares of common stock (“Limit”), be entitled, or permitted to any vote in respect of the shares held in excess of the Limit, unless a majority of the Whole Board (as hereinafter defined) shall have by resolution granted in advance such entitlement or permission. The number of votes which may be cast by any record owner by virtue of the provisions hereof in respect of common stock beneficially owned by such person owning shares in excess of the Limit shall be a number equal to the total number of votes which a single record owner of all common stock owned by such person would be entitled to cast after giving effect to the provisions hereof, multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of common stock beneficially owned by such person owning shares in excess of the Limit.~~

~~2.  The following definitions shall apply to this Section C of this Article IV.~~

~~(a)     “Affiliate” shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of filing of these Articles of Incorporation.~~

~~(b)     “Beneficial ownership” shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or provision thereto, pursuant to said Rule 13d-3 as in effect on the date of filing of these Articles of Incorporation; provided, however, that a person shall, in any event, also be deemed the “beneficial owner” of any common stock:~~

~~(i)  which such person or any of its Affiliates beneficially owns, directly or indirectly; or~~

~~(ii) which such person or any of its Affiliates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of an agreement, contract, or other arrangement with the Corporation to effect any transaction which is described in any one or more of subparagraphs A(1)(a) through (h) of Article IX hereof or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise), or (B) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of shareholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such Affiliate is otherwise deemed the beneficial owner); or~~

~~(iii) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation; and provided further, however, that (i) no director or officer of the Corporation (or any Affiliate of any such director or officer) shall, solely by reason of any or all of such directors or officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any common stock beneficially owned by any other such director or officer (or any Affiliate thereof), and (ii) neither any employee stock ownership or similar plan of the Corporation or any subsidiary of the Corporation, nor any trustee with respect thereto or any Affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for any purposes hereof, to beneficially own any common stock held under any such plan. For purposes of computing the percentage beneficial ownership of common stock of a person, the outstanding common stock shall include shares deemed owned by such person through application of this subsection but shall not include any other common stock which may be issuable by the Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding common stock shall include only common stock then outstanding and shall not include any common stock which may be issuable by the Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.~~

~~(c)  A “person” shall mean any individual, firm, corporation or other entity.~~

~~(d)     “Whole Board” shall mean the total number of directors which the Corporation would have if there were no vacancies on the Board of Directors.~~

~~3.     The Board of Directors shall have the power to construe and apply the provisions of this Section C and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (i) the number of shares of common stock beneficially owned by any person, (ii) whether a person is an Affiliate of another, (iii) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership, (iv) the application of any other definition or operative provision of this Section C to the given facts or (v) any other matter relating to the applicability or effect of this Section C.~~

~~4.     The Board of Directors shall have the right to demand that any person who is reasonably believed to beneficially own common stock in excess of the Limit (or holds of record common stock beneficially owned by any person in excess of the Limit) supply the Corporation with complete information as to (i) the record owner(s) of all shares beneficially owned by such person who is reasonably believed to own shares in excess of the Limit and (ii) any other factual matter relating to the applicability or effect of this section as may reasonably be required of such person.~~

~~5.     Except as otherwise provided by law or expressly provided in this Section C, the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast a majority of the votes (after giving effect, if required, to the provisions of this Section C) entitled to be cast by the holders of shares of capital stock of the Corporation shall constitute a quorum at all meetings of the shareholders, and every reference in these Articles of Incorporation to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for shareholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock.~~

~~6.     Any constructions, applications or determinations made by the Board of Directors pursuant to this Section C in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its shareholders.~~

~~7.     In the event any provision (or portion thereof) of this Section C shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Section C shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of the Corporation and its shareholders that each such remaining provision (or portion thereof) of this Section C remain, to the fullest extent permitted by law, applicable and enforceable as to all shareholders, including shareholders owning an amount of stock over the Limit, notwithstanding any such finding.~~

ARTICLE V

Preemptive Rights

Holders of the capital stock of the Corporation shall not be entitled to preemptive rights with respect to any shares of the Corporation which may be issued.

ARTICLE VI

Directors

A.    Number. The Corporation shall be under the direction of a Board of Directors. The number of directors shall be as provided in the Corporation’s Bylaws, but in no event shall be fewer than five nor more than 15.

B.    Election and Term. At each annual meeting of shareholders, the shareholders shall elect the directors to hold office until the next annual meeting of shareholders and until their respective successors are elected and qualified.

C.    Vacancies. Any vacancy occurring in the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors, whether or not there remains a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for a term which expires at the next shareholders’ meeting at which directors are elected. A directorship to be filled by reason of an increase in the number of directors may be filled by election by the Board of Directors for a term continuing only until the next election of directors by the shareholders.

ARTICLE VII

Removal of Directors

Notwithstanding any other provisions of these Second Amended and Restated Articles of Incorporation or the Corporation’s Bylaws (and notwithstanding the fact that some lesser percentage may be specified by law, these Second Amended and Restated Articles of Incorporation or the Corporation’s Bylaws), any director or the entire Board of Directors may be removed~~, only for~~ with or without cause~~, and only~~ by the affirmative vote of the holders of at least a majority ~~80%~~ of the total votes eligible to be cast at a special meeting of shareholders called for the purpose of removing the director. ~~For purpose of this Article VII, “cause” shall mean fraudulent or dishonest acts, a gross abuse of authority in discharge of duties to the Corporation, or acts that are detrimental or hostile to the interests of the Corporation.~~

ARTICLE VIII

Notice for Shareholder Nominations and Proposals

A.    Nominations for the election of directors and proposals for any new business to be taken up at any annual meeting of shareholders may be made by the Board of Directors of the Corporation or by any shareholder of the Corporation entitled to vote generally in the election of directors. In order for a shareholder of the Corporation to make any such nominations and/or proposals, said shareholder shall give notice thereof in writing, that is received by the Secretary of the Corporation not less than 90 days or more than 120 days prior to any such annual meeting; provided, however, that subject to the next succeeding sentence of this Section A, if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the shareholder must be received not later than the close of business on the later of (i) the 90th day before such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or postponement of an annual meeting for which notice has been given commence a new time period for the giving of notice by a shareholder under this Section A. The term “public announcement” shall mean disclosure (i) in a press release reported by a national news service or (ii) in a document publicly filed or furnished by the Corporation with the U.S. Securities and Exchange Commission. Each such notice given by a shareholder with respect to nominations for election of directors shall set forth: (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Corporation that are beneficially owned by each such nominee, (iv) such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to Regulation 14A of the General Rules and Regulations of the Securities Exchange Act of 1934, including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, (v) as to the shareholder giving such notice (a) the shareholder’s name and address as they appear on the Corporation’s books and (b) the class and number of shares of the Corporation that are beneficially owned by such shareholder, (vi) any potential transaction with the Corporation under consideration by the shareholder giving notice or the shareholder’s nominee, and (vii) any other information that would be required to be disclosed in a proxy statement or other filings in connection with solicitations of proxies for, as applicable, the proposal and/or the shareholder’s nominee(s) for election as director(s) in a contested election required to be filed pursuant to Section 14 of the Securities Exchange Act of 1934. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

B.    Each such notice given by a shareholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business; (iii) the class and number of shares of the Corporation that are beneficially owned by the shareholder; and (iv) any material interest of the shareholder in such business. Notwithstanding anything in these SecondAmended and Restated Articles of Incorporation to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

C.    The Chair of the annual meeting of shareholders may, if the facts warrant, determine and declare to the meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if the Chair should so determine, the defective nomination or proposal shall be disregarded.

D.    At any special meeting of shareholders, only business within the purpose or purposes described in the Corporation’s notice of the meeting may be conducted at the meeting.

~~ARTICLE IX~~

~~Approval of Certain Business Combinations~~

~~The shareholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.~~

~~A.     1. Except as otherwise expressly provided in this Article IX, the affirmative vote of the holders of (i) at least 80% of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately, the affirmative vote of the holders of at least 80% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required to authorize any of the following:~~

~~(a)  any merger or consolidation of the Corporation with or into a Related Person;~~

~~(b)     any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage, or any other security device, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person;~~

~~(c)  any merger or consolidation of a Related Person with or into the Corporation or a subsidiary of the Corporation;~~

~~(d)     any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation;~~

~~(e)     the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Related Person in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value exceeding 25% of the total consolidated assets of the Corporation except pursuant to an employee benefit plan of the Corporation or any subsidiary of the Corporation;~~

~~(f)      the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Related Person;~~

~~(g)     any reclassification of the common stock of the Corporation, or any recapitalization involving the common stock of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of the Corporation’s common stock, or of outstanding securities convertible into the Corporation’s common stock, directly or indirectly held by any Related Person (a “Disproportionate Transaction”); provided, however, that no such transaction shall be deemed a Disproportionate Transaction if the increase in the proportionate ownership of the Related Person as a result of such transaction is no greater than the increase experienced by the other security holders generally;~~

~~(h)     any liquidation or dissolution of the Corporation proposed by or on behalf of any Related Person; and~~

~~(i)      any agreement, contract or other arrangement providing for any of the transactions described in this Article IX.~~

~~2.  Such affirmative vote shall be required notwithstanding any other provision of these Articles of Incorporation, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote.~~

~~3.  The term “Business Combination” as used in this Article IX shall mean any transaction which is referred to in any one or more of subparagraphs (a) through (i) above.~~

~~B.     The provisions of Part A of this Article IX shall not be applicable to any particular Business Combination, which shall require only such affirmative vote as is required by any other provision of these Articles of Incorporation, any provision of law, or any agreement with any regulatory agency or national securities exchange, if such particular Business Combination shall have been approved by two- thirds of the Continuing Directors (as hereinafter defined); provided, however, that such approval shall only be effective if obtained at a meeting at which a Continuing Director Quorum (as hereinafter defined) is present.~~

~~C.  For the purposes of this Article IX the following definitions apply:~~

~~1. The term “Related Person” shall mean and include (a) any individual, corporation, partnership or other person or entity which together with its “affiliates” (as that term is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934), that “beneficially owns” (as that term is defined in Rule 13d-3 of the General Rules and Regulations under the Securities Act of 1934) in the aggregate 10% or more of the outstanding shares of the common stock of the Corporation (excluding tax-qualified benefit plans of the Corporation); and (b) any “affiliate” (as that term is defined in Rule 12b- 2 under the Securities Exchange Act of 1934) of any such individual, corporation, partnership or other person or entity. Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed “beneficially owned” by such Related Person.~~

~~2.The term “Substantial Part” shall mean more than 25% of the total assets of the Corporation or of a subsidiary, as applicable (in the case of a transaction under subparagraph A.1(b) of this Article IX), or of a Related Person (in the case of a transaction under subparagraph A.1(d) of this Article IX) as of the end of its most recent fiscal year prior to when the determination is made.~~

~~3.     The term “Continuing Director” shall mean any member of the Board of Directors of the Corporation who is unaffiliated with the Related Person and was a member of the Board of Directors prior to the time the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board of Directors.~~

~~4.     The term “Continuing Director Quorum” shall mean seventy-five percent (75%) of the Continuing Directors capable of exercising the powers conferred on them.~~

~~D.     Nothing contained in this Article IX shall be construed to relieve a Related Person from any fiduciary obligation imposed by law. In addition, nothing contained in this Article IX shall prevent any shareholders of the Corporation from objecting to any Business Combination and from demanding any appraisal rights which may be available to such shareholder.~~

~~E.     No amendment, alteration, change or repeal of any provision of the Article IX may be effected unless it is approved at a meeting of the Corporation’s shareholders called for that purpose. Notwithstanding any other provision of these Articles of Incorporation, the affirmative vote of the holders of not less than 80% of the outstanding shares entitled to vote thereon shall be required to amend, alter, change, or repeal, directly or indirectly, any provision of this Article IX; provided, however, that the preceding provisions of this Part E shall not be applicable to any amendment to this Article IX if such amendment receives this affirmative vote required by law and any other provisions of these Articles of Incorporation and if such amendment has been approved by a majority of the Continuing Directors.~~

ARTICLE IX

Evaluation of Business Combinations and Other Transactions

In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the shareholders, when evaluating ~~(and making any recommendation to the Corporation’s shareholders with regard to) a Business Combination (as defined in Article IX),~~ a tender or exchange offer or any other actual or proposed transaction that would or may involve a change in control of the Corporation (whether by purchases of shares of stock or any other securities of the Corporation in the open market, or otherwise, tender offer, merger, consolidation, share exchange, dissolution, liquidation, sale of all or substantially all of the assets of the Corporation, proxy solicitation or otherwise), the Board of Directors of the Corporation, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, may consider all of the following factors and any other factors which it deems relevant: (i) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees, depositors, loan and other customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (ii) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (iii) the competence, experience, and integrity of the acquiring person or entity and its or their management.

ARTICLE X~~I~~

Limitation of Directors’ Liability

To the fullest extent permitted by the WBCA, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, except for liability of the director for acts or omissions that involve: (i) intentional misconduct by the director; (ii) a knowing violation of law by the director; (iii) conduct violating RCW Section 23B.08.310 (relating to unlawful distributions by the Corporation); or (iv) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If the WBCA is amended in the future to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the full extent permitted by the WBCA, as so amended, without any requirement or further action by shareholders. An amendment or repeal of this Article XI shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment or repeal.

ARTICLE XI~~I~~

Indemnification

The Corporation shall indemnify and advance expenses to its directors, officers, agents and employees as follows:

A.    Directors and Officers. In all circumstances and to the full extent permitted by the WBCA, the Corporation shall indemnify any person who is or was a director or officer of the Corporation and who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (including an action by or in the right of the Corporation), by reason of the fact that said person is or was a director or officer of the Corporation, against expenses, judgments, fines, and amounts paid in settlement and incurred in connection with such action, suit or proceeding. However, such indemnity shall not apply to: (a) acts or omissions of the director or officer in connection with a proceeding by or in the right of the Corporation in which the director or officer is finally adjudged liable to the Corporation; (b) conduct of the director or officer finally adjudged to violate RCW Section 23B.08.310 (relating to unlawful distributions by the Corporation) or (c) any transaction with respect to which it was finally adjudged that such director or officer personally received a benefit in money, property or services to which the director or officer was not legally entitled. Any indemnification payments made pursuant to this Section A of this Article XII are subject to and conditioned upon their compliance with Section 18(k) of the Federal Deposit Insurance Act (12 U.S.C. 1828(k)) and the regulations promulgated thereunder by the Federal Deposit Insurance Corporation (12 C.F.R. Part 359). The Corporation shall advance expenses incurred in a proceeding for such persons pursuant to the terms set forth in a separate directors’ resolution or contract.

B.    Implementation. The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions, contracts or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such bylaws, resolutions, contracts or further arrangements shall include, but not be limited to, implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

C.     Survival of Indemnification Rights. No amendment or repeal of this Article XII shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

D.    Employees and Agents. The Corporation may, by action of the Board of Directors, provide indemnification and pay expenses in advance of the final disposition of a proceeding to employees and agents of the Corporation with the same scope and effect as the provisions of this Article XII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation or pursuant to rights granted under, or provided by, the WBCA or otherwise.

E.     Service for Other Entities. The indemnification and advancement of expenses provided under this Article XII shall apply to directors, officers, employees or agents of the Corporation for both (a) service in such capacities for the Corporation and (b) service at the Corporation’s request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. A person is considered to be serving an employee benefit plan at the Corporation’s request if such person’s duties to the Corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan.

F.     Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against liability asserted against said person and incurred in such capacity or arising out of the individual’s status as such, whether or not the Corporation would have had the power to indemnify said person against such liability under the provisions of this bylaw and the WBCA.

G.    Other Rights. The indemnification provided by this section shall not be deemed exclusive of any other right to which those indemnified may be entitled under any other bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such an office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee or agent and shall inure to the benefit of the heirs executors, and administrators of such person.

ARTICLE XII~~I~~

Special Meeting of Shareholders

Special meetings of the shareholders for any purpose or purposes may be called only by the Chief Executive Officer or by the Board of Directors. The right of shareholders of the Corporation to call special meetings is specifically denied.

ARTICLE XIII~~V~~

Repurchase of Shares

The Corporation may from time to time, pursuant to authorization by the Board of Directors of the Corporation and without action by the shareholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences of indebtedness or other securities of the Corporation in such manner, upon such terms, and in such amounts as the Board of Directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.

ARTICLE XIV

Amendment of Bylaws

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the Corporation by a majority vote of the directors, based on the number of directors fixed in accordance with the Bylaws, including any vacancies. Notwithstanding any other provision of these Second Amended and Restated Articles of Incorporation or the Bylaws of the Corporation (and notwithstanding that some lesser percentage may be specified by law), the Bylaws shall not be adopted, repealed, altered, amended or rescinded by the shareholders of the Corporation except by the vote of the holders of not less than a majority ~~80%~~ of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the shareholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the Board of Directors.

ARTICLE XV~~I~~

Amendment of Articles of Incorporation

The Corporation reserves the right to repeal, alter, amend or rescind any provision contained in these Second Amended and Restated Articles of Incorporation in the manner now or hereafter prescribed by law, and all rights conferred on shareholders herein are granted subject to this reservation. ~~Notwithstanding the foregoing, the provisions set forth in Articles II, III, IV (other than a change to the number of authorized shares of the Corporation’s capital stock), V, VI, VII, VIII, IX (except as provided in Part E. of Article IX), X, XI, XII, XIII, XIV, XV, XVI, XVII, XVIII and this Article XVI of these Articles of Incorporation may not be repealed, altered, amended or rescinded in any respect unless the same is approved by the affirmative vote of the holders of not less than 80% of the votes entitled to be cast by each separate voting group entitled to vote thereon, cast at a meeting of the shareholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).~~

ARTICLE XVI~~I~~

Shareholder Vote Required on Certain Matters

~~Subject to Articles IX and XVI of these Amended and Restated Articles of Incorporation, i~~If shareholder approval of any of the following matters is required under the WBCA, such matter may be approved by a majority of the votes in each voting group (except as otherwise provided in Article XVII of these Second Amended and Restated Articles of Incorporation) entitled to be cast on such matter:(a) amendment to these Second Amended and Restated Articles of Incorporation, (b) a plan of merger or share exchange of the Corporation with any other corporation; (c) the sale, lease, exchange, or other disposition, whether in one transaction or a series of transactions, by the Corporation of all or substantially all of the Corporation’s property other than in the usual and regular course of business; or (d) the dissolution of the Corporation. This Article is intended to reduce the voting requirements otherwise prescribed by the WBCA with respect to the foregoing matters.

ARTICLE XVII~~I~~

Limitation of Separate Class Voting to Extent Permitted by Law

Except to the extent expressly provided in the preferences, limitations, voting powers, and relative rights set forth in these Second Amended and Restated Articles of Incorporation or any amendment thereto with respect to a particular class or series of shares, the holders of each outstanding class or series of shares of the Corporation are not entitled to vote as a separate voting group: (a) on any amendment to these Second Amended and Restated Articles of Incorporation with respect to which such class or series would otherwise be entitled under RCW 23B.10.040(1)(a), (e), or (f) to vote as a separate voting group, (b) on any plan of merger or share exchange with respect to which such class or series would otherwise be entitled under RCW 23B.11.035 to vote as a separate voting group, or (c) on any transaction pursuant to RCW 23B.12.020.

*         *         *

IN WITNESS WHEREOF, the Corporation has caused these Second Amended and Restated Articles of Incorporation to be executed this ~~25TH~~          day of May, ~~2022~~2026.

Curt T. Queyrouze President and Chief Executive Officer

APPENDIX B

FIRST NORTHWEST BANCORP

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

~~Effective May 5, 2020~~

Page

ARTICLE 1. ~~ESTABLISHMENT~~ADOPTION AND PURPOSE	~~6~~5

1.1 ~~Establishment~~Adoption	~~6~~5

1.2 Purpose	~~6~~5

~~1.3 Prior Plan~~	~~6~~

ARTICLE 2. DEFINITIONS	~~6~~5

2.1 Defined Terms	~~6~~5

2.2 Number	~~10~~9

ARTICLE 3. ADMINISTRATION	~~10~~9

3.1 General	~~10~~9

3.2 ~~Composition~~Authority of the Committee	10

~~3.3 Authority of the Committee~~	~~10~~

~~3.4 Action by the Committee~~	~~11~~

~~3.5~~3.3 Liability of Committee Members	~~11~~10

~~3.6~~3.4 Costs of Plan	~~11~~10

ARTICLE 4. DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN	11

4.1 Duration of the Plan	11

4.2 Shares Subject to the Plan	11

4.3 Reservation of Shares	~~12~~11

ARTICLE 5. ELIGIBILITY	~~12~~11

ARTICLE 6. AWARDS	~~12~~11

6.1 Types of Awards	~~12~~11

6.2 General	12

6.3 Nonuniform Determinations	~~13~~12

6.4 Award Agreements	~~13~~12

6.5 Provisions Governing All Awards	~~13~~12

6.6 Performance Goals	~~15~~14

6.7 Maximum Awards to Non-Employee Board Directors	~~15~~14

ARTICLE 7. OPTIONS	~~15~~14

7.1 Types of Options	~~15~~14

7.2 General	15

7.3 Option Price	15

7.4 Option Term	~~16~~15

7.5 Time of Exercise	~~16~~15

~~7.6 Effect of Change in Control~~	~~16~~

~~7.7~~7.6 Special Rules for Incentive Stock Options	~~16~~15

~~7.8~~7.7 Restricted Shares	~~17~~16

ARTICLE 8. STOCK APPRECIATION RIGHTS	~~17~~16

8.1 General	~~17~~16

8.2 Nature of Stock Appreciation Right	~~17~~16

8.3 Exercise	~~17~~16

8.4 Form of Payment	~~17~~16

~~8.5 Effect of Change in Control~~	~~17~~

ARTICLE 9. RESTRICTED AWARDS	~~18~~16

9.1 Types of Restricted Awards	~~18~~16

9.2 General	~~18~~17

9.3 Restriction Period	~~18~~17

9.4 Forfeiture	~~18~~17

9.5 Settlement of Restricted Awards	~~19~~17

9.6 Rights as a Shareholder	~~19~~18

~~9.7 Effect of Change in Control~~	~~19~~

ARTICLE 10. PERFORMANCE SHARE AWARDS	~~20~~18

10.1 General	~~20~~18

10.2 Nature of Performance Shares	~~20~~18

10.3 Performance Period	~~20~~18

10.4 Performance Measures	~~20~~18

10.5 Payment	~~20~~18

~~10.6 Effect of Change in Control~~	~~20~~

ARTICLE 11. DIVIDEND EQUIVALENTS	~~20~~19

ARTICLE 12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.	~~21~~19

12.1 Plan Does Not Restrict the Company	~~21~~19

12.2 Mandatory Adjustment	~~21~~19

12.3 Adjustments by the Committee	~~21~~19

12.4 Change in Control	20

ARTICLE 13. AMENDMENT AND TERMINATION	21

13.1 Amendment of Plan or Awards	21

13.2 Contemplated Amendments	~~22~~21

13.3 Participant Consent	21

~~13.3 No Impairment of Rights~~	~~22~~

~~13.4 Amendment of Awards~~	~~22~~

~~13.5~~13.4 No Repricings or Underwater Buyouts	22

ARTICLE 14. MISCELLANEOUS	22

14.1 Tax Withholding	22

14.2 Unfunded Plan	~~23~~22

14.3 Payments to Trust	23

14.4 Fractional Shares	23

14.5 Annulment of Awards	23

~~14.6 Engaging in Competition With the Company~~	~~23~~

~~14.7~~14.6 Other Benefit and Compensation Programs	23

~~14.8~~14.7 Securities Law Restrictions	~~24~~23

~~14.9 Continuing Restriction Agreement~~	~~24~~

~~14.10~~14.8 Governing Law	~~24~~23

FIRST NORTHWEST BANCORP
AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

ARTICLE 1.
~~ESTABLISHMENT~~ADOPTION AND PURPOSE

1.1     ~~Establishment~~Adoption. First Northwest Bancorp (~~“~~the “Company”), hereby ~~establishes the~~adopts this First Northwest Bancorp Amended and Restated 2020 Equity Incentive Plan (the “Plan”)~~, effective on the Effective Date~~.

1.2     Purpose. The purpose of the Plan is to promote and advance the interests of the Company and its shareholders by enabling the Company to attract, retain, and reward key employees and directors of the Company and its Affiliates. It is also intended to strengthen the mutuality of interests between such employees and directors and the Company’s shareholders. The Plan is designed to serve these purposes by authorizing equity‑based incentive awards to provide Participants a proprietary interest in pursuing the long‑term growth, profitability, and financial success of the Company.

~~1.3 Prior Plan. The Plan will be separate from the First Northwest Bancorp 2015 Equity Incentive Plan (the~~ “~~Prior Plan~~”~~). The adoption of the Plan will neither affect nor be affected by the continued existence of the Prior Plan, except that after the Effective Date of the Plan, no further Awards will be granted under the Prior Plan.~~

ARTICLE 2.
DEFINITIONS

2.1     Defined Terms. For purposes of the Plan, the following terms have the meanings set forth below:

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Section 424(e) and (f), respectively, of the Code.

“Award” means an award or grant made to a Participant of Options, Stock Appreciation Rights, Restricted Awards, or Performance Share Awards pursuant to the Plan.

“Award Agreement” means an agreement as described in Section 6.4 of the Plan.

“Bank” means First ~~Federal Savings and Loan Association of Port Angeles~~Fed Bank.

“Board” means the Board of Directors of the Company.

“Change in Control” means ~~a change in the ownership or effective control of the Company or the Bank or a change in the ownership of a substantial portion of the assets of the Company or the Bank, as defined in Treasury Regulation~~ § ~~1.409A~~‑~~3(i)(5) or in subsequent regulations or other guidance issued by the Internal Revenue Service; provided, however, that (a) an internal reorganization of the Company or an Affiliate or (b) the placement of an Affiliate into receivership or conservatorship by the Federal Deposit Insurance Corporation shall not constitute a~~ “~~Change in Control.~~” ~~For purposes of illustration, a Change in Control generally occurs on the date that:~~any of the following transactions:

(i)    ~~Any~~any one person, or more than one person acting as a group, acquires ownership of the Company’s or the Bank’s stock that, together with stock already held by the person or group, constitutes more than 50 percent of the total fair market value or total voting power of the Company’s stock or the Bank’s stock;

(ii)    ~~Any~~any one person, or more than one person acting as a group, acquires (or has acquired during the 12‑month period ending on the date of the most recent acquisition), ownership of the Company’s stock or the Bank’s stock that constitutes 35 percent or more of the total voting power of the Company’s stock or the Bank’s stock;

(iii)    ~~A~~a majority of members of the Board is replaced during any 12‑month period by directors whose appointment or election is not endorsed by a majority of the members of the Board or the Bank’s board of directors, as applicable, before the date of the appointment or election; or

(iv)    ~~Any~~any one person, or more than one person acting as a group, acquires (or has acquired during the 12‑month period ending on the date of the most recent acquisition), assets from the Company or the Bank that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the Company’s assets or the Bank’s assets immediately before the acquisition.

For the avoidance of doubt, the following will not constitute a Change in Control: (a) an internal reorganization of the Company or an Affiliate or (b) the placement of an Affiliate into receivership or conservatorship by the Federal Deposit Insurance Corporation.

Notwithstanding the foregoing, to the extent necessary to avoid adverse tax consequences under Section 409A of the Code, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code.

“Change in Control Date” means the first date following the Grant Date on which a Change in Control has actually occurred.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section will be construed to refer to the successor provision to such Code section.

“Company” means First Northwest Bancorp, a Washington corporation, or any successor corporation.

“Committee” means the committee appointed by the Board to administer the Plan as provided in Article 3 of the Plan.

“Common Stock” means the common stock of the Company.

“Continuing Restriction” means a Restriction contained in Sections ~~6.5(j), 15.5, 15.6, 15.8~~6.5(i), 14.5, and ~~15.9~~14.7 of the Plan and any other Restrictions expressly designated by the Committee in an Award Agreement as a Continuing Restriction.

“Continuous Service” means (a) for employees of the Company or an Affiliate, the absence of any interruption or termination of service as an employee and (b) for Non-Employee Board Directors and Non-Employee Affiliate Directors, the absence of any interruption, removal, termination, or other cessation of service as a Non-Employee Board Director or Non-Employee Affiliate Director. An employee’s Continuous Service is not considered interrupted in the case of a leave of absence or other time away from work during which Continuous Service is not considered interrupted in accordance with Company policies.

“Disability” means the condition of being permanently “disabled” within the meaning of Section 22(e)(3) of the Code, namely being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. However, the Committee may change the foregoing definition of “Disability” or may adopt a different definition for purposes of specific Awards.

“Effective Date” means the date on which the Plan is approved by the shareholders of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, will be construed to refer to successor provisions to such section or rule.

~~“Fair Market Value~~” ~~means, on any given day, the closing market price of the Common Stock. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the Fair Market Value will be determined by the Committee, including valuation by an independent appraisal that satisfies the requirements of Code Section 401(a)(28)(C) as of a date that is no more than 12 months before the date of the transaction for which the appraisal is used (e.g., the Grant Date of an Award) or such other reasonable valuation method acceptable under Treasury Regulation Section 1.409A-1(b)(5)(iv).~~

“Fair Market Value” means, on any given day, the value of Common Stock determined as follows:

(i)    if the Common Stock is listed on one or more established stock exchanges or national market systems, including The Nasdaq Global Select Market, The Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported on the principal exchange or system on which the Common Stock is listed (as determined by the Committee);

(ii)    if the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)    the fair market value determined by the Committee using any measure of value that the Committee determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Sections 409A and 422 of the Code, except as the Committee may expressly determine otherwise.

“Grant Date” means the date of grant of an Award.

“Incentive Stock Option” or “ISO” means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an “incentive stock option” within the meaning of Section 422 of the Code.

“Non-Employee Affiliate Director” means a member of the board of directors of an Affiliate who is neither an employee of the Company or an Affiliate nor a member of the Board.

“Non-Employee Board Director” means a member of the Board who is not an employee of the Company or any Affiliate.

“Nonqualified Option” or “NQO” means any Option granted pursuant to the Plan that is not an Incentive Stock Option.

“Option” means an ISO or an NQO.

“Participant” means an employee of the Company or an Affiliate, a Non‑Employee Board Director, or a Non‑Employee Affiliate Director who is granted an Award under the Plan.

“Performance Goals” means goals approved by the Committee pursuant to Section 6.6 of the Plan.

“Performance Period” means a period of time over which performance is measured.

“Performance Share” means a Share or Share unit having a value equal to a Share that is the unit of measure by which is expressed the value of a Performance Share Award as determined under Article 10 of the Plan.

“Performance Share Award” means an Award granted under Article 10 of the Plan.

“Plan” means this First Northwest Bancorp Amended and Restated 2020 Equity Incentive Plan, as set forth in this document and as it may be amended from time to time.

“Reporting Person” means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

“Restricted Award” means a Restricted Share or a Restricted Stock Unit granted pursuant to Article 9 of the Plan.

“Restricted Share” means an Award described in Section 9.1(a) of the Plan.

“Restricted Stock Unit” or “RSU” means an Award of units representing Shares described in Section 9.1(b) of the Plan.

“Restriction” means a provision in the Plan or in an Award Agreement that limits the exercisability or transferability, or governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.

“Restriction Period” means a designated period pursuant to the provisions of Section 9.3 of the Plan.

“Retirement” means, subject to the terms of an Award, (a) in the case of an Employee, the termination of Continuous Service, other than a Termination for Cause, after the Participant has attained age 65, and (b) with respect to Non-Employee Board Directors and Non-Employee Affiliate Directors, the termination of Continuous Service after reaching normal retirement age as established by the Company, other than a Termination for Cause.

However, the Committee may change the foregoing definition of “Retirement” or may adopt a different definition for purposes of specific Awards.

“Share” means a share of Common Stock.

“Stock Appreciation Right” or “SAR” means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Article 8 of the Plan.

“Termination for Cause” means termination upon an intentional failure to perform stated duties, a breach of fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates. No act or failure to act on a Participant’s part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interests of the Company. Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

“Vest,” “Vesting,” or “Vested” means:

(i)    ~~(a)~~ In the case of an Award that requires exercise, to be or to become immediately and fully exercisable and free of all Restrictions (other than Continuing Restrictions);

(ii)    ~~(b)~~ In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions);

(iii)    ~~(c)~~ In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or

(iv)    ~~(d)~~ In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

2.2     Number. Except where otherwise indicated by the context, the definition of any term in Section 2.1 in the singular also includes the plural, and vice versa.

ARTICLE 3.
ADMINISTRATION

3.1     General. The Plan will be administered by ~~a~~the Committee ~~composed as described in Section 3.2~~. The Board, at its discretion, may take any action that the Committee may take under the Plan, and may delegate its authority to administer the Plan, in each case, to the extent permitted by applicable law, rules, and regulations. References to the Committee under the Plan will be deemed to include a person acting within the scope of a delegation of authority from the Committee.

3.2     ~~Composition~~Authority of the Committee~~. The Committee will be appointed by the Board and will consist of not less than a sufficient number of Non~~‑~~Employee Board Directors who meet the independence requirements set forth under the corporate governance standards or listing rules of the national securities exchange or quotation system, if any, on which the Common Stock is traded for members of a committee charged with overseeing the compensation of officers as defined in Rule 16a~~‑~~1 under the Exchange Act and who satisfy the definition of “Non-Employee Director”set forth in Rule 16b~~‑~~3 under the Exchange Act. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, will be filled by the Board. In the event that the Committee ceases to satisfy the requirements of Rule 16b~~‑~~3, the Board will reconstitute the Committee as necessary to satisfy such requirements.~~

~~3.3 Authority of the Committee~~. The Committee has full power and authority (subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the Plan in its sole discretion, including the authority to:

(a)    Construe and interpret the Plan and any Award Agreement;

(b)    Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

(c)    Select the employees, Non‑Employee Board Directors, and Non‑Employee Affiliate Directors who will be granted Awards;

(d)    Determine the number and types of Awards to be granted to each such Participant;

(e)    Determine the number of Shares, or Share equivalents, to be subject to each Award;

(f)    Determine the Fair Market Value of Shares if no public trading market exists for such Shares;

(g)    Determine the option exercise price, purchase price, base price, or similar feature for any Award;

(h)    Accelerate Vesting of Awards and waive any Restrictions, subject to the limitations set forth in Section ~~6.5(i)~~6.5(h) of the Plan;

(i)    Determine whether the requirement of Continuous Service has been met by a Participant; and

(j)    Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan.

Decisions of the Committee, or any delegate as permitted by the Plan, will be final, conclusive, and binding on all Participants.

~~3.4 Action by the Committee. A majority of the members of the Committee will constitute a quorum for the transaction of business. Action approved by a majority of the members present at any meeting at which a quorum is present, or action in writing by all of the members of the Committee, will be the valid acts of the Committee.~~

3.3     ~~3.5~~ Liability of Committee Members. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

3.4     ~~3.6~~ Costs of Plan. The costs and expenses of administering the Plan will be borne by the Company.

ARTICLE 4.
DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

4.1     Duration of the Plan. The Plan is effective as of the Effective Date. Unless terminated by the Board on an earlier date, the Plan will terminate 10 years after the Effective Date. Termination of the Plan will not affect outstanding Awards.

4.2     Shares Subject to the Plan. The shares which may be made subject to Awards under the Plan are Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. Subject to adjustment pursuant to Article ~~13~~12, the maximum number of Shares for which Awards may be granted under the Plan is ~~520,000~~820,000, of which the maximum aggregate number of Shares for which ISOs may be granted under the Plan is ~~520,000~~820,000. If an Award under the Plan is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is exchanged for other Awards, is otherwise forfeited or terminated, or is payable or settled solely in cash, all Shares covered by such Awards will be added back into the number of Shares available for future Awards under the Plan. Notwithstanding the foregoing, in no event will any of the following Shares again become available for other Awards: (a) Shares tendered or withheld in respect of taxes, (b) Shares tendered or withheld to pay the exercise price of Options, (c) Shares repurchased by the Company from the Participant with the proceeds from the exercise of Options, and (d) Shares underlying any exercised ~~SARS~~SARs. Shares issued in connection with awards that are assumed, converted, or substituted pursuant to a merger, acquisition, or similar transaction entered into by the Company shall not reduce the number of Shares available for issuance under the Plan.

4.3     Reservation of Shares. The Company, during the term of the Plan and any outstanding Awards, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

ARTICLE 5.

ELIGIBILITY

Officers and other key employees of the Company and its Affiliates (including employees who may also be directors of the Company or an Affiliate), Non‑Employee Board Directors, and Non-Employee Affiliate Directors who, in the Committee’s judgment, are or will be contributors to the long‑term success of the Company, are eligible to receive Awards under the Plan.

ARTICLE 6.
AWARDS

6.1     Types of Awards. The types of Awards that may be granted under the Plan are:

(a)    Options governed by Article 7 of the Plan;

(b)    Stock Appreciation Rights governed by Article 8 of the Plan;

(c)    Restricted Awards governed by Article 9 of the Plan; and

(d)    Performance Share Awards governed by Article 10 of the Plan.

In the discretion of the Committee, any Award may be granted alone, in addition to, or in tandem with other Awards under the Plan.

6.2     General. Subject to the limitations of the Plan, the Committee may cause the Company to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option exercise prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions, as the Committee, in its discretion, deems appropriate. A Participant may receive more than one Award and more than one type of Award under the Plan.

6.3     Nonuniform Determinations. The Committee’s determinations under the Plan or under one or more Award Agreements, including, without limitation, (a) the selection of Participants to receive Awards, (b) the type, form, amount, and timing of Awards, (c) the terms of specific Award Agreements, and (d) elections and determinations made by the Committee with respect to exercise or payments of Awards, need not be uniform and may be made by the Committee selectively among Participants and Awards, whether or not Participants are similarly situated.

6.4     Award Agreements. Each Award will be evidenced by a written agreement (an “Award Agreement”) between the Company and the Participant. Award Agreements may, subject to the provisions of the Plan, contain any provision approved by the Committee.

6.5     Provisions Governing All Awards. All Awards are subject to the following provisions:

(a)    Alternative Awards. If any Awards are designated in their Award Agreements as alternative to each other, the exercise of all or part of one Award will automatically cause an immediate equal (or pro rata) corresponding termination of the other alternative Award or Awards.

(b)    Rights as Shareholders. Except as provided in Section ~~9.6~~9.6 below, no Participant will have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant, including the right to receive cash dividends or dividend equivalents.

(c)    Employment Rights. Neither the adoption of the Plan nor the granting of any Award confers on any person the right to continued employment with the Company or any Affiliate or the right to remain as a director of the Company or any Affiliate, as the case may be, nor does it interfere in any way with the right of the Company or an Affiliate to terminate such person’s employment or to remove such person as a director at any time for any reason, or for no reason, with or without cause.

(d)    Restriction on Transfer. Unless otherwise expressly provided in an individual Award Agreement, each Award (other than Restricted Shares after they Vest) will not be transferable other than by will or the laws of descent and distribution and each Award will be exercisable (if exercise is required), during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant’s guardian or legal representative. Notwithstanding the foregoing, any Award may be surrendered to the Company pursuant to Section ~~6.5(g)~~6.5(f).

(e)    Termination of Continuous Service. The terms and conditions under which an Award may be exercised, if at all, after the termination of a Participant’s Continuous Service will be determined by the Committee and specified in the applicable Award Agreement.

~~(f) Limitation on Change in Control Vesting. Notwithstanding any other provision of this Plan, Awards will become Vested in connection with a Change in Control only if, or to the extent, such acceleration in the Vesting of the Awards does not result in an~~ “~~excess parachute payment~~” ~~within the meaning of Section 280G(b) of the Code.~~

(f)    ~~(g)~~ Payment of Purchase Price and Withholding. The Committee, in its discretion, may include in any Award Agreement a provision permitting the Participant to pay (x) the purchase or option exercise price, if any, for the Shares or other property issuable pursuant to the Award, or (y) the Participant’s federal, state, or local tax withholding obligations with respect to such issuance (which in no event may exceed the amount calculated based on the maximum individual tax rates in the jurisdiction applicable to the Participant), in whole or in part, by one or more of the following methods; provided, however, that the availability of any one or more methods of payment may be suspended from time to time if the Committee determines that the use of such payment method would result in adverse financial accounting treatment for the Company or a violation of laws or regulations applicable to the Company:

(i)    ~~i.~~ By delivering cash or a check;

(ii)    ~~ii.~~ By delivering previously owned Shares (excluding Restricted Shares that have not Vested);

(iii)    ~~iii.~~ By reducing the number of Shares or other property otherwise Vested and issuable pursuant to the Award (other than Awards of ISOs);

(iv)    ~~iv.~~ In the event Shares are publicly traded, by delivery (in a form approved by the Committee) of an irrevocable direction to a securities broker acceptable to the Committee (subject to the provisions of any applicable statute or rule), to sell Shares subject to the Award and to deliver all or a part of the sale proceeds to the Company; or

(v)    ~~v.~~ In any combination of the foregoing or in any other form approved by the Committee.

Shares withheld or surrendered as described above will be valued based on their Fair Market Value on the date of the transaction.

Any Shares withheld or surrendered with respect to a Reporting Person will be subject to such additional conditions and limitations as the Committee may impose to comply with the requirements of the Exchange Act.

(g)    ~~(h)~~ Service Periods. At the time of granting an Award, the Committee may specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.

(h)    ~~(i)~~ Minimum Vesting Period. Except upon the death or Disability of a Participant or the occurrence of a Change in Control, no Award may Vest in whole or in part before the one-year anniversary of the Grant Date; provided, however, that Awards relating to up to an aggregate of 26,000 Shares may Vest in whole or in part on the Grant Date or during the first year following the Grant Date.

(i)    ~~(j)~~ Clawback/Recovery. All compensation pursuant to Awards granted under the Plan will be subject to recoupment as required (i) by the Sarbanes-Oxley Act of 2002 or other applicable law or (ii) by any clawback policy that the Company is required or the Board determines to adopt, including under the listing standards, if any, of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act. In addition, the Committee may impose such other clawback, recovery, or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate in its sole discretion, including without limitation in the event the Participant accepts employment with a competitor of the Company or otherwise competes with the Company. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

6.6     Performance Goals. In the event an Award is intended to be performance-based, the Committee will establish Performance Goals for each Performance Period on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Performance Goals may be based on (a) performance criteria for the Company, an Affiliate, an operating group, or a branch, (b) a Participant’s individual performance, or (c) a combination of both. Performance Goals may include objective and subjective criteria. During any Performance Period, the Committee may adjust the Performance Goals for such Performance Period as it deems equitable in recognition of unusual or nonrecurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine in its sole discretion. Prior to the payment of any Award intended to be performance-based, the Committee must certify, which certification shall be documented in writing, that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied.

6.7     Maximum Awards to Non-Employee Board Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan plus all other cash compensation paid by the Company to any Non-Employee Board Director in any calendar year shall not exceed a total of $~~150,000~~175,000, excluding earnings accrued under deferred compensation plans. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or any successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

ARTICLE 7.
OPTIONS

7.1     Types of Options. Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Options. The grant of each Option and the Award Agreement governing each Option will identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax‑favored forms of stock options other than or in addition to Incentive Stock Options, the Committee may grant Options under the Plan meeting the requirements of such forms of options. ISOs may not be awarded unless the Plan is approved by shareholders within 12 months of adoption of the Plan.

7.2     General. All Options will be subject to the terms and conditions set forth in Article 6 and this Article 7 and Award Agreements governing Options may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee deems desirable.

7.3     Option Price. Each Award Agreement for Options will state the option exercise price per Share of Common Stock purchasable under the Option, which may not be less than 100 percent of the Fair Market Value of a Share on the Grant Date for all Options.

7.4     Option Term. The Award Agreement for each Option will specify the term of each Option as determined by the Committee; provided, however, that the term may not exceed 10 years from the Grant Date of such Option.

7.5     Time of Exercise. The Award Agreement for each Option will specify, as determined by the Committee:

(a)    The time or times when the Option becomes Vested and exercisable and whether the Option becomes Vested in full or in graduated amounts based on: (i) Continuous Service over a period specified in the Award Agreement, (ii) satisfaction of Performance Goals or other criteria specified in the Award Agreement, or (iii) a combination of Continuous Service and satisfaction of Performance Goals or other criteria;

(b)    Such other terms, conditions, and restrictions as to when the Option may be exercised as determined by the Committee; and

(c)    The extent, if any, to which the Option will remain exercisable after termination of the Participant’s Continuous Service. Subject to Section ~~6.5(i)~~6.5(h), an Award Agreement for an Option may, in the discretion of the Committee, provide whether, and to what extent, the time when an Option becomes exercisable may be accelerated or otherwise modified in the event of the death, Disability, or Retirement of the Participant.

~~7.6 Effect of Change in Control. If a Change in Control occurs prior to the Vesting of all or a portion of an Award of Options that is outstanding on the date of the Change in Control, and the Participant~~’~~s Continuous Service is terminated involuntarily other than due to a Termination for Cause during the 365-day period following the date of such Change in Control, then the Vesting of any non-vested Award of Options shall be accelerated to the date of termination of the Participant~~’~~s Continuous Service. Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor, if any, to the Company~~’~~s business and/or assets does not either assume the outstanding Award of Options or replace the outstanding Award of Options with an award that is determined by the Committee to be at least equivalent in value to such outstanding Award on the date of the Change in Control, then the Vesting of such outstanding Award shall be accelerated to the Change in Control Date.~~

7.6     ~~7.7~~ Special Rules for Incentive Stock Options. In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement will conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such ISO is granted, including but not limited to the following requirements:

(a)    Limited to Employees. ISOs may be granted only to employees of the Company or an Affiliate;

(b)    Ten Percent Shareholders. In the case of any ISO granted to a Participant who, as of the Grant Date, possesses or is treated as possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Affiliate of the Company, the option exercise price may not be less than 110 percent of the Fair Market Value of a Share on the Grant Date and the ISO may not remain exercisable after the expiration of five years from its Grant Date; and

(c)    $100,000 Annual Limitation. In the event that Options intended to be ISOs are granted to a Participant in excess of the $100,000 annual limitation set forth in Code Section 422(d)(1), the Options will be bifurcated so that the Options will be ISOs to the maximum extent allowable under that limitation and will be NQOs as to any excess over that limitation.

7.7     ~~7.8~~ Restricted Shares. In the discretion of the Committee, the Shares issuable upon exercise of an Option may have restrictions similar to Restricted Awards if so provided in the Award Agreement for the Option.

ARTICLE 8.
STOCK APPRECIATION RIGHTS

8.1     General. Stock Appreciation Rights are subject to the terms and conditions set forth in Article 6 and this Article 8 and Award Agreements governing Stock Appreciation Rights may contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee deems desirable.

8.2     Nature of Stock Appreciation Right. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess (or, if the Committee determines at the time of grant, a portion of the excess) of the Fair Market Value of a Share of Common Stock on the date of exercise of the SAR over the base price, as described below, on the Grant Date of the SAR, multiplied by the number of Shares with respect to which the SAR is being exercised. The base price will be designated by the Committee in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the Grant Date of the SAR or such other higher price as the Committee determines. The base price may not be less than the Fair Market Value of a Share on the Grant Date of the SAR.

8.3     Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee may also provide that a SAR will be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions.

8.4     Form of Payment. Payment upon exercise of a Stock Appreciation Right may be made in cash, in Shares, in other property, or in any combination of the foregoing, or any other form as the Committee may determine.

~~8.5 Effect of Change in Control~~

~~. If a Change in Control occurs prior to the Vesting of all or a portion of an Award of SARs that is outstanding on the date of the Change in Control, and the Participant~~’~~s Continuous Service is terminated involuntarily other than due to a Termination for Cause during the 365-day period following the date of such Change in Control, then the Vesting of any non-vested Award of SARs shall be accelerated to the date of termination of the Participant~~’~~s Continuous Service. Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor, if any, to the Company~~’~~s business and/or assets does not either assume the outstanding Award of SARs or replace the outstanding Award of SARs with an award that is determined by the Committee to be at least equivalent in value to such outstanding Award on the date of the Change in Control, then the Vesting of such outstanding Award shall be accelerated to the Change in Control Date.~~

ARTICLE 9.
RESTRICTED AWARDS

9.1     Types of Restricted Awards. Restricted Awards granted under the Plan may be in the form of either Restricted Shares or Restricted Stock Units.

(a)    Restricted Shares. An Award of Restricted Shares is an Award of Shares subject to such terms and conditions as the Committee deems appropriate, including, without limitation, a requirement that the Participant forfeit such Restricted Shares back to the Company upon termination of the Participant’s Continuous Service for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Shares. Each Participant receiving Restricted Shares will be issued a stock certificate (or other evidence of ownership on the books of the Company or the Company’s duly authorized transfer agent) in respect of such Shares, registered in the name of such Participant, and will execute and deliver to the Company a stock power in blank with respect to the Shares evidenced by such certificate, if any.

(b)    Restricted Stock Units. An Award of Restricted Stock Units is an Award of RSUs (with each RSU having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, and may include a requirement that the Participant forfeit such RSUs upon termination of Participant’s Continuous Service for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such RSUs. The Committee will set the terms and conditions of the Award Agreement so that the Award of RSUs will comply with or be exempt from Code Section 409A.

9.2     General. Restricted Awards are subject to the terms and conditions of Article 6 and this Article 9 and Award Agreements governing Restricted Awards may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee deems desirable.

9.3     Restriction Period. Award Agreements for Restricted Awards will provide that the Shares subject to Restricted Awards may not be transferred, and may provide that, in order for a Participant to Vest in such Restricted Awards, the Participant’s Continuous Service must not be terminated, subject to relief for reasons specified in Section ~~9.7~~12.4 or in the Award Agreement, for a period commencing on the Grant Date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (the “Restriction Period”). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares received under a Restricted Award. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of Restrictions during the Restriction Period where the Restrictions lapse in installments), the Participant will be entitled to settlement of the Restricted Award or portion thereof, as the case may be.

9.4     Forfeiture. If a Participant’s Continuous Service is terminated during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement), the Award Agreement may require that all non‑Vested Restricted Shares or RSUs previously granted to the Participant be forfeited, except as provided in Section ~~9.7~~12.4.

9.5     Settlement of Restricted Awards.

(a)    Restricted Shares. Upon Vesting of an Award of Restricted Shares, the restrictive stock legend on certificates, if any, for such Shares noting applicable Restrictions will be removed, the Participant’s stock power, if any, will be returned, any stop transfer instructions in the records of the Company or its transfer agent will be removed, and the Shares will no longer be Restricted Shares.

(b)    Restricted Stock Units. Upon Vesting of an Award of RSUs, a Participant is entitled to receive payment in an amount equal to the aggregate Fair Market Value of the Shares covered by such RSUs at the expiration of the applicable Restriction Period. Payment in settlement of RSUs will be made as soon as practicable following the conclusion of the applicable Restriction Period in cash, in installments, in Restricted Shares, or in unrestricted Shares equal to the number of RSUs, or in any other manner or combination as the Award Agreement approved by the Committee, in its sole discretion, provides. A Participant shall be paid with respect to the Participant’s RSUs no later than the last date that causes the payment to constitute a short-term deferral that is not subject to Section 409A, unless the Award Agreement includes terms that comply with Section 409A.

9.6     Rights as a Shareholder. Unless the Award Agreement provides otherwise, a Participant will have, with respect to unforfeited Shares received under an Award of Restricted Shares, the right to vote the Shares, including during the applicable Restriction Period. Any cash dividends declared on the Common Stock will, with respect to Restricted Shares before they have Vested, be accrued and either paid to the Participant promptly following the Vesting of such Restricted Shares or forfeited upon the forfeiture of such Restricted Shares as provided in Section 9.4. Stock dividends issued with respect to non-Vested Shares granted under a Restricted Award will be treated as additional Shares covered by the Restricted Award and will be subject to the same Restrictions. A Participant will have no rights as a shareholder with respect to an Award of RSUs until Shares are issued to the Participant in settlement of the Award.

~~9.7 Effect of Change in Control. If a Change in Control occurs prior to the Vesting of all or a portion of a Restricted Award that is outstanding on the date of the Change in Control, and the Participant~~’~~s Continuous Service is terminated involuntarily other than due to a Termination for Cause during the 365-day period following the date of such Change in Control, then the Vesting of any non-vested Restricted Award shall be accelerated to the date of termination of the Participant~~’~~s Continuous Service. Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor, if any, to the Company~~’~~s business and/or assets does not either assume the outstanding Restricted Award or replace the outstanding Restricted Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Award on the date of the Change in Control, then the Vesting of such outstanding Award shall be accelerated to the Change in Control Date.~~

ARTICLE 10.
PERFORMANCE SHARE AWARDS

10.1     General. Performance Share Awards are subject to the terms and conditions set forth in Article 6 and this Article 10 and Award Agreements governing Performance Share Awards may contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee deems desirable.

10.2     Nature of Performance Shares. Each Performance Share shall represent the right of a Participant to receive an actual Share or Share unit having a value equal to one Share.

10.3     Performance Period. At the time of each Performance Share Award, the Committee shall establish, with respect to each such Award, a Performance Period during which performance shall be measured. There may be more than one Performance Share Award in existence with respect to a given Participant at any one time, and Performance Periods may differ.

10.4     Performance Measures. Performance Shares shall be awarded to a Participant and earned contingent upon the attainment of Performance Goals established in accordance with Section 6.6.

10.5     Payment.

10.5.1    Following the end of the Performance Period, a Participant holding a Performance Share Award will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Shares, based on the achievement of the Performance Goals for such Performance Period, as determined by the Committee.

10.5.2    Payment of Performance Shares shall be made in cash or Shares, as designated by the Committee in the Award Agreement. Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Committee. A Participant shall be paid with respect to the Participant’s Performance Shares no later than the last date that causes the payment to constitute a short-term deferral that is not subject to Section 409A, unless the Award Agreement includes terms that comply with Section 409A.

~~10.6 Effect of Change in Control. If a Change in Control occurs prior to the Vesting of all or a portion of an Award of Performance Shares that is outstanding on the date of the Change in Control, the Award will become payable in an amount calculated based on (a) achievement of all relevant Performance Goals at the~~ “~~target~~” ~~level or (b) actual achievement of such Performance Goals as of the date of the Change of Control, whichever calculation yields the higher payment amount.~~

ARTICLE 11.
DIVIDEND EQUIVALENTS

Any Awards may, at the discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the Shares covered by such Award, had such covered Shares been issued and outstanding on such dividend record date; provided that such dividend equivalents will be forfeited to the extent that the Shares covered by such Award are forfeited. Subject to the foregoing sentence, the Committee will establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

ARTICLE 12.
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

12.1     Plan Does Not Restrict the Company. The existence of the Plan and the Awards granted under the Plan will not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company’s capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

12.2     Mandatory Adjustment. In the event of any stock dividend, stock split, reverse stock split, recapitalization, reclassification, or other distribution of the Company’s securities without the receipt of consideration by the Company, of or on the Common Stock, the Committee shall make proportionate adjustments or substitution to the aggregate number and type of Shares for which Awards may be granted under the Plan, the maximum number and type of Shares which may be sold or awarded to any Participant, the number and type of Shares covered by each outstanding Award, and the base price, exercise price, or purchase price per Share in respect of outstanding Awards.

12.3     Adjustments by the Committee. In the event of any change in capitalization affecting the Common Stock not described in Section ~~12.2~~12.2 above, such proportionate adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such change, will be made with respect to the aggregate number of Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the base price, exercise price, or purchase price per Share in respect of outstanding Awards. The Committee may also make such adjustments in the number of Shares covered by, and price or other value of, any outstanding Awards in the event of a spin‑off or other distribution (other than normal cash dividends), of Company assets to shareholders.

12.4     Change in Control.

(a)    In the event of a Change in Control, the Committee, in its sole discretion, may provide with respect to the treatment of each outstanding Award (either separately for each Award (or for a portion of an Award) or uniformly for all Awards), upon the consummation of such Change in Control, for any combination of the following:

(i)    any or all outstanding Options and SARs shall become vested and immediately exercisable, in whole or in part;

(ii)    any or all outstanding Restricted Shares or Restricted Stock Units shall become non-forfeitable, in whole or in part;

(iii)    any Option or SAR shall be assumed by the surviving or successor company or canceled in exchange for substitute stock options or stock appreciation rights in a manner consistent with the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D), in the case of a Nonqualified Option or SAR, and Treas. Reg. § 1.424-1(a), in the case of an Incentive Stock Option; any substitute stock option or stock appreciation right shall be vested to the extent the assumed Option or SAR was vested and, to the extent unvested, shall be subject to the same vesting schedule;

(iv)    any Option or SAR shall be canceled in exchange for cash and/or other substitute consideration with a value equal to (A) the number of Shares subject thereto, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the Change in Control Date or the per share consideration payable to the Company’s stockholders in the Change in Control (such per share consideration, the “Transaction Consideration”) and the exercise price per Share of that Option or SAR; provided, that if the Fair Market Value per Share on the date of the Change in Control or the Transaction Consideration does not exceed such exercise price, the Committee may cancel that Option or SAR without any payment of consideration therefor;

(v)    any Restricted Share or Restricted Stock Unit shall be assumed by the successor corporation or canceled in exchange for restricted stock or restricted stock units in respect of the capital stock of any successor corporation;

(vi)    any Restricted Share shall be redeemed for cash and/or other substitute consideration with a value equal to (i) the Fair Market Value of an unrestricted Share on the Change in Control Date or (ii) the Transaction Consideration;

(vii)    any Restricted Stock Unit shall be canceled in exchange for cash and/or other substitute consideration with a value equal to (i) the Fair Market Value per Share on the Change in Control Date or (ii) the Transaction Consideration; and/or

(viii)    to the extent allowed under applicable law and otherwise permitted under under the terms of the Plan, such other modifications, substitutions, adjustments, or amendments to outstanding awards or the Plan as the Committee deems necessary or appropriate.

(b)    If a Change in Control occurs prior to the Vesting of all or a portion of an outstanding Award of Performance Shares, the Award will become payable in an amount calculated based on (i) achievement of all relevant Performance Goals at the “target” level or (ii) actual achievement of such Performance Goals as of the Change of Control Date, whichever calculation yields the higher payment amount. If a Change in Control occurs prior to the Vesting of all or a portion of any outstanding Award other than an Award of Performance Shares, and the Participant’s Continuous Service is terminated involuntarily other than due to a Termination for Cause during the 365-day period following the Change in Control Date, then the Vesting of any such Award shall be accelerated to the date of termination of the Participant’s Continuous Service. Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor, if any, to the Company’s business and/or assets does not either assume the outstanding Award (other than an Award of Performance Shares) or replace such outstanding Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Award on the Change in Control Date, then the Vesting of such outstanding Award shall be accelerated to the Change in Control Date.

ARTICLE 13.
AMENDMENT AND TERMINATION

13.1     Amendment of Plan or Awards. ~~The~~Subject to Section 13.3, the Board at any time, and from time to time, may amend or terminate the Plan; provided that the Plan will terminate ~~on May 5, 2030, if not terminated by the Board on an earlier date~~in accordance with Section 4.1. No amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is required to satisfy any applicable law or securities exchange listing requirements. ~~At the time of such amendment, the Board shall determine whether such amendment will be contingent on shareholder approval.~~ The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval. Subject to Section 13.3, the Committee at any time, and from time to time, may amend the terms of any one or more Awards for any reason.

13.2     Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Code Section 409A or to bring the Plan or Awards granted under it into compliance therewith.

13.3     ~~No Impairment of Rights~~Participant Consent. Subject to Section 14.5, a Participant’s consent to the amendment of the Plan or an Award shall be required unless:

~~. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, an amendment of the Plan that results in a cancellation of an Award where the Participant receives a payment equal in value to the fair market value of the vested Award or, in the case of an Option, the difference between the Fair Market Value and the exercise price for all Shares subject to the Option, shall not be an impairment of the Participant~~’~~s rights that requires consent of the Participant.~~

~~13.4 Amendment of Awards. Subject to Section 14.5,~~ the Committee ~~at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that if any such amendment impairs a~~determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights ~~or increases a Participant~~’~~s obligations under the Participant~~’~~s Award or creates or increases a Participant~~’~~s federal income tax liability~~ with respect to ~~an Award, such amendment shall also be subject to~~ the Participant’s ~~consent (provided, however,~~outstanding Awards or such Award (it being expressly understood that a cancellation of an Award where the Participant receives a payment equal in value to the fair market value of the vested Award or, in the case of vested Options or SARs, the difference between the Fair Market Value of the Shares subject to an Option and the exercise price, shall not ~~constitute an impairment of~~materially and adversely affect the Participant’s rights ~~that requires consent~~)~~.~~;

(b)    the change is permitted under the Plan; or

(c)    the Committee determines that the action is required or advisable in order for the Company, the Bank, the Plan, or the Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard.

13.4     ~~13.5~~ No Repricings or Underwater Buyouts. Except for adjustments made pursuant to Article ~~13~~12, without the prior approval of the Company’s shareholders, no Option or SAR granted under the Plan may:

13.4.1    ~~13.5.1~~ be amended to decrease the exercise price (in the case of an Option) or base price (in the case of a SAR);

13.4.2    ~~13.5.2~~ be cancelled in exchange for the grant of any new Option or SAR with a lower exercise or base price or any other new Award; or

13.4.3    ~~13.5.3~~ otherwise be subject to any action that would be treated under accounting rules or otherwise as a “repricing” of such Option or SAR (including a cash buyout or voluntary surrender/subsequent regrant of an underwater Option or SAR).

ARTICLE 14.
MISCELLANEOUS

14.1     Tax Withholding. The Company has the right, prior to and as a condition to settlement of any Award under the Plan, including the delivery or Vesting of Shares or Awards, to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state, or local taxes of any kind required by law to be withheld with respect to such settlement or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan has the obligation to make arrangements satisfactory to the Company for the satisfaction of any such tax withholding obligations. The Company will not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

14.2     Unfunded Plan. The Plan will be unfunded and the Company will not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan will be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company will be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.3     Payments to Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements whereunder the Committee may make payments of amounts due or to become due to Participants in the Plan.

14.4     Fractional Shares~~. No fractional Shares will be issued or delivered under the Plan or any Option and Options granted under the Plan will not be exercisable with respect to fractional Shares. In lieu of such fractional Shares, the Company will pay an amount in cash equal to the same fraction using the Fair Market Value of a Share of Common Stock.~~

. In the case of any fractional Share resulting from the grant, vesting, payment, settlement or exercise of an Award (including the withholding of Shares to satisfy tax withholding obligations), or crediting of dividends or dividend equivalents under an Award, the Committee shall have the full discretionary authority to (i) disregard such fractional Share, (ii) round such fractional Share to the nearest lower whole Share, or (iii) convert such fractional Share into a right to receive a cash payment.

14.5     Annulment of Awards. Any Award Agreement may provide that the grant of an Award payable in cash is revocable until cash is paid in settlement thereof or that grant of an Award payable in Shares is revocable until the Participant becomes entitled to the certificate (or other evidence of ownership) in settlement thereof. In the event a Participant’s Continuous Service is terminated due to Termination for Cause, any Award which is revocable will be annulled as of the date of such Termination for Cause.

~~14.6 Engaging in Competition With the Company. Any Award Agreement may provide that, if a Participant~~’~~s Continuous Service is terminated voluntarily and within a period of time (as specified in the Award Agreement) after the date thereof accepts employment with any competitor of (or otherwise engages in competition with) the Company, the Committee, in its sole discretion, may require such Participant to return to the Company the economic value of any Award that is realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date that such Participant~~’~~s Continuous Service is terminated.~~

14.6     ~~14.7~~ Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan are not to be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and will not be included in, or have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other the Company or Affiliate plans, arrangements, or programs. The Plan notwithstanding, the Company or any Affiliate may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with the Company and its Affiliates.

14.7     ~~14.8~~ Securities Law Restrictions. No Shares may be issued under the Plan unless counsel for the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for, or other evidence of ownership of, Shares delivered under the Plan may be subject to such stop‑transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or registered securities association upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

~~14.9 Continuing Restriction Agreement. Each Participant will, if requested by the Company and as a condition to issuance of Shares under the Plan upon an Award or exercise of an Award granted under the Plan that results in the issuance of Shares, become a party to and be bound by a stock restriction or other agreement with the Company containing restrictions on transfer of Shares, including, without limitation, a right of first refusal for the benefit of the Company, a market stand-off provision, or such other terms as the Company may reasonably require.~~

14.8     ~~14.10~~ Governing Law. Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder will be governed by and construed in accordance with the laws of the state of Washington, without regard to principles of conflicts of laws.

Adopted by the Board on March 31, 2026.

~~As approved~~Approved by the shareholders of ~~First Northwest Bancorp on May 5, 2020~~the Company on May [XX], 2026.

First Northwest Bancorp

P.O. BOX 8016, CARY, NC 27512-9903

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First Northwest Bancorp

Annual Meeting of Shareholders

For Shareholders of record as of March 20, 2026

Tuesday, May 19, 2026 4:00 PM, Pacific Time

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 4:00 PM, Pacific Time, May 19, 2026.

Internet:
www.proxypush.com/FNWB
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-256-0967
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints the Proxy Committee of the Board of Directors of First Northwest Bancorp ("First Northwest"), and each of them, to act as attorneys and proxies for the undersigned, to vote all shares of First Northwest common stock that the undersigned is entitled to vote at the annual meeting of shareholders, to be held on May 19, 2026 at 4:00 p.m. (Pacific Time). The undersigned acknowledges receipt from First Northwest prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 9, 2026 and the 2025 Annual Report to Shareholders.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted in accordance with the recommendations of our Board of Directors on the reverse side. If any other business is presented at the annual meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting.

Notice to Participants in the First Northwest Bancorp Employee Stock Ownership Plan ("ESOP") and First Fed Bank 401(k) Plan ("401(k) Plan"): Please be advised that each participant will be entitled to vote those shares allocated to his or her account. This proxy when properly executed will be voted as specified therein. If this voting instruction card is not properly completed and signed or if it is not timely received by the designated tabulator, shares allocated to a participant will be voted as follows: 401(k) Plan shares will be voted by the Trustee as directed by the Plan Administrator, and ESOP shares will be voted by the Trustee in the same proportion as shares for which the Trustee has received voting instructions. The proxies are authorized to vote upon such other matters as may properly come before the meeting. The deadline to provide voting instructions for the shares in the foregoing plans is Thursday, May 14, 2026 at 4:00 p.m. (Pacific Time).

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Proxy Committee cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

First Northwest Bancorp

First Northwest Bancorp Annual Meeting of Shareholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 4 AND 5

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of nine directors to serve a one-year term;				
		FOR	WITHHOLD		
	1.01 Sherilyn G. Anderson	☐	☐		FOR
	1.02 Johanna A. Bartee	☐	☐		FOR
	1.03 Dana D. Behar	☐	☐		FOR
	1.04 Sean P. Brennan	☐	☐		FOR
	1.05 Diane C. Davis	☐	☐		FOR
	1.06 Cindy H. Finnie	☐	☐		FOR
	1.07 Gabriel S. Galanda	☐	☐		FOR
	1.08 Curt T. Queyrouze	☐	☐		FOR
	1.09 Lynn A. Terwoerds	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	Approval of the Second Amended and Restated Articles of Incorporation of First Northwest Bancorp to remove supermajority voting provisions and permit removal of directors by the shareholders with or without cause;	☐	☐	☐	FOR
3.	Approval of the Amended and Restated 2020 Equity Incentive Plan;	☐	☐	☐	FOR
4.	An advisory (non-binding) vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement; and	☐	☐	☐	FOR
5.	Ratification of the appointment of Baker Tilly LLP as our independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐	FOR

☐ **Check here if you would like to attend the meeting in person.**

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